AMENDED AND RESTATED CREDIT AGREEMENT


                           Dated as of August 15, 2000


                                      among


                             FRITZ COMPANIES, INC.,
                                  as Borrower,


                      CERTAIN SUBSIDIARIES OF THE BORROWER,
                                 as Guarantors,


                                 THE LENDERS

                         FROM TIME TO TIME PARTY HERETO,

                               FLEET NATIONAL BANK,
                              as Syndication Agent,

                                       AND

                              BANK OF AMERICA, N.A.,
                                    as Agent


                                   Arranged by
                         BANC OF AMERICA SECURITIES LLC


                                TABLE OF CONTENTS


SECTION 1 DEFINITIONS.............................................................................................1
         1.1 Definitions..........................................................................................1
         1.2 Computation of Time Periods.........................................................................24
         1.3 Accounting Terms....................................................................................24
SECTION 2 CREDIT FACILITIES......................................................................................25
         2.1 Revolving Loans.....................................................................................25
         2.2 Letter of Credit Subfacility........................................................................27
         2.3 Foreign Currency Loan Subfacility...................................................................33
         2.4 Swingline Loan Subfacility..........................................................................35
SECTION 3 OTHER PROVISIONS RELATING TO CREDIT FACILITIES.........................................................37
         3.1 Default Rate........................................................................................37
         3.2 Continuation and Conversion.........................................................................37
         3.3 Prepayments.........................................................................................38
         3.4 Reductions in Commitments...........................................................................39
         3.5 Fees................................................................................................40
         3.6 Capital Adequacy....................................................................................41
         3.7 Inability To Determine Interest Rate................................................................41
         3.8 Illegality..........................................................................................41
         3.9 Requirements of Law.................................................................................42
         3.10 Taxes..............................................................................................43
         3.11 Indemnity..........................................................................................45
         3.12 Pro Rata Treatment.................................................................................45
         3.13 Sharing of Payments................................................................................46
         3.14 Payments, Computations, Etc........................................................................47
         3.15 Evidence of Debt...................................................................................49
SECTION 4 GUARANTY...............................................................................................50
         4.1 The Guarantee.......................................................................................50
         4.2 Obligations Unconditional...........................................................................50
         4.3 Reinstatement.......................................................................................51
         4.4 Remedies............................................................................................52
         4.5 Rights of Contribution..............................................................................52
         4.6 Continuing Guarantee................................................................................53
SECTION 5 CONDITIONS.............................................................................................53
         5.1 Conditions to Closing...............................................................................53
         5.2 Conditions to All Extensions of Credit..............................................................56
SECTION 6 REPRESENTATIONS AND WARRANTIES.........................................................................57
         6.1 Financial Condition.................................................................................57
         6.2 No Changes or Restricted Payments...................................................................57
         6.3 Organization; Existence; Compliance with Law........................................................57
         6.4 Power; Authorization; Enforceable Obligations.......................................................58
         6.5 No Legal Bar........................................................................................58
         6.6 No Material Litigation..............................................................................58
         6.7 No Default..........................................................................................59
         6.8 Ownership of Property; Liens........................................................................59
         6.9 Intellectual Property...............................................................................59
         6.10 No Burdensome Restrictions.........................................................................59
         6.11 Taxes..............................................................................................59
         6.12 ERISA..............................................................................................60
         6.13 Governmental Regulations, Etc......................................................................61
         6.14 Purpose of Extensions of Credit....................................................................62
         6.15 Environmental Matters..............................................................................62
         6.16 First Priority Lien................................................................................63
         6.17 Subsidiaries.......................................................................................63
         6.18 Chief Executive Office.............................................................................63
         6.19 Indebtedness under Note Purchase Agreement.........................................................64
SECTION 7 AFFIRMATIVE COVENANTS..................................................................................64
         7.1 Financial Statements................................................................................64
         7.2 Certificates; Other Information.....................................................................65
         7.3 Notices.............................................................................................66
         7.4 Payment of Obligations..............................................................................67
         7.5 Conduct of Business and Maintenance of Existence....................................................67
         7.6 Maintenance of Property; Insurance..................................................................68
         7.7 Inspection of Property; Books and Records; Discussions..............................................68
         7.8 Environmental Laws..................................................................................68
         7.9 Financial Covenants.................................................................................69
         7.10 Use of Proceeds....................................................................................70
         7.11 Additional Guaranties and Stock Pledges............................................................70
SECTION 8 NEGATIVE COVENANTS.....................................................................................71
         8.1 Indebtedness........................................................................................71
         8.2 Liens...............................................................................................72
         8.3 Nature of Business..................................................................................72
         8.4 Consolidation, Merger, Sale of Assets...............................................................72
         8.5 Advances, Investments and Loans.....................................................................73
         8.6 Restricted Payments.................................................................................73
         8.7 Transactions with Affiliates........................................................................74
         8.8 Fiscal Year.........................................................................................74
         8.9 Limitation on Restrictions..........................................................................74
         8.10 Sale Leasebacks....................................................................................75
         8.11 No Further Negative Pledges........................................................................75
         8.12 Capital Expenditures...............................................................................75
         8.13 Infringement of Property Rights....................................................................75
SECTION 9 EVENTS OF DEFAULT......................................................................................76
         9.1 Events of Default...................................................................................76
         9.2 Acceleration; Remedies..............................................................................78
SECTION 10 AGENCY PROVISIONS.....................................................................................79
         10.1 Appointment........................................................................................79
         10.2 Delegation of Duties...............................................................................80
         10.3 Exculpatory Provisions.............................................................................80
         10.4 Reliance on Communications.........................................................................80
         10.5 Notice of Default..................................................................................81
         10.6 Non-Reliance on Agent and Other Lenders............................................................81
         10.7 Indemnification....................................................................................82
         10.8 Agent in its Individual Capacity...................................................................82
         10.9 Successor Agent....................................................................................82
SECTION 11 MISCELLANEOUS.........................................................................................83
         11.1 Notices............................................................................................83
         11.2 Right of Set-Off...................................................................................84
         11.3 Benefit of Agreement...............................................................................85
         11.4 No Waiver; Remedies Cumulative.....................................................................87
         11.5 Payment of Expenses, etc...........................................................................87
         11.6 Amendments, Waivers and Consents...................................................................88
         11.7 Counterparts.......................................................................................88
         11.8 Headings...........................................................................................88
         11.9 Survival...........................................................................................89
         11.10 Governing Law; Submission to Jurisdiction; Venue..................................................89
         11.11 Severability......................................................................................90
         11.12 Entirety..........................................................................................90
         11.13 Binding Effect; Termination.......................................................................90
         11.14 Confidentiality...................................................................................90
11.15 Conflict.   91

                              SCHEDULES & EXHIBITS

Schedule 1.1(a)           Existing Letters of Credit
Schedule 1.1(b)           Liens
Schedule 2.1              Schedule of Lenders and Commitments
Schedule 6.6              Litigation
Schedule 6.17             Subsidiaries
Schedule 6.18             Chief Executive Office
Schedule 8.1              Indebtedness
Schedule 11.1             Notice

Exhibit A                 Form of Notice of Borrowing for Revolving Loans
Exhibit B-1               Form of Revolving Note
Exhibit B-2               Form of Swingline Note
Exhibit C                 Form of Notice of Borrowing for Foreign Currency Loans
Exhibit D                 Form of Notice of Continuation/Conversion
Exhibit E                 Form of Officer's Compliance Certificate
Exhibit F                 Form of Joinder Agreement
Exhibit G                 Form of Intercreditor Agreement
Exhibit H                 Form of Assignment and Acceptance
Exhibit I                 Form of Increase Request

                      AMENDED AND RESTATED CREDIT AGREEMENT


     .........THIS  AMENDED AND RESTATED CREDIT AGREEMENT dated as of August 15,
2000 (this "Credit Agreement") is by ---------------- and among FRITZ COMPANIES, INC., a Delaware corporation (the "Borrower"), the Guarantors (as defined herein), the -------- lenders named herein and such other lenders as may become a party hereto (the "Lenders"), FLEET NATIONAL BANK, as ------- Syndication Agent, and BANK OF AMERICA, N.A. ("Bank of America"), as Administrative Agent for the Lenders (in --------------- such capacity, the "Agent"). -----

                                                W I T N E S S E T H

     .........WHEREAS,  the Borrower, various financial institutions and Bank of
America (then known as  NationsBank  of Texas,  N.A.) have entered into a Credit
Agreement   dated  as  of   March   27,   1998   (the   "Existing   Agreement");
------------------
 .........WHEREAS,  the  parties  hereto  have  agreed to amend and  restate  the
Existing Agreement so as to, among other things, (a) increase the amount of certain facilities thereunder, (b) amend certain covenants and various other provisions of the Existing Agreement and (c) change the composition of the lender group; and

 .........WHEREAS,  the  parties  hereto  intend  that  this  Agreement  and  the documents  executed  in  connection  herewith  not  effect  a  novation  of  the
obligations  of  the  Company  under  the  Existing  Agreement,   but  merely  a
restatement of and, where applicable, an amendment to the terms governing such obligations;

 .........NOW,  THEREFORE,  IN  CONSIDERATION  of the premises and other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the Existing Agreement is amended and restated in its entirety, and the parties hereto agree as follows:


SECTION 1
                                   DEFINITIONS

SECTION 1.1                Definitions.
                           -----------
     .........As used in this Credit  Agreement,  the following terms shall have the meanings specified below unless the context otherwise requires:
         "Additional Credit Party" means each Person that becomes a Guarantor after the date hereof by execution of a Joinder Agreement.

         "Additional Foreign Currency" means the lawful currency of Australia, Bangladesh, Brunei, China, India, Indonesia, Korea, Malaysia, Pakistan, Philippines, Sri Lanka, Taiwan and Thailand.

         "Affiliate" means, with respect to any Person, any other Person (i) directly or indirectly controlling or controlled by or under direct or indirect common control with such Person or (ii) directly or indirectly owning or holding five percent (5%) or more of the equity interest in such Person. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agent" is defined in the Preamble.
          -----

         "Agent's Fee Letter" means that certain letter agreement, dated as of May 23, 2000 between the Agent and the Borrower.

         "Aggregate Revolving Committed Amount" means the aggregate amount of Revolving Commitments in effect from time to time, being initially $150,000,000 (such aggregate maximum amount may be changed from time to time as provided in Section 3.4).

         "Applicable Percentage" means for the Revolving Loans, Foreign Currency Loans, Swingline Loans, Letter of Credit Fee and the Unused Fee, the appropriate applicable percentage corresponding to the Leverage Ratio in effect as of the most recent determination date as shown below:


-------------- ------------------- ---------------------- -------------------- ------------------- ------------------

                                        Applicable            Applicable           Applicable         Applicable
                                      Percentage For        Percentage For         Percentage         Percentage
   Pricing                             Eurocurrency            Base Rate         For Letter of            For
    Level        Leverage Ratio     Loans and Swingline          Loans            Credit Fees         Unused Fees
                                           Loans
-------------- ------------------- ---------------------- -------------------- ------------------- ------------------


      I           >3.00 to 1.0             2.25%                 1.00%               2.25%              0.400%
                  -
-------------- ------------------- ---------------------- -------------------- ------------------- ------------------
     II           >2.50 to 1.0             2.00%                 0.75%               2.00%              0.350%
                  -
                      but
                  <3.00 to 1.0
-------------- ------------------- ---------------------- -------------------- ------------------- ------------------
     III          >2.0 to 1.0              1.75%                 0.50%               1.75%              0.325%
                  -
                      but
                  <2.5 to 1.0
-------------- ------------------- ---------------------- -------------------- ------------------- ------------------
     IV           >1.50 to 1.0             1.50%                 0.25%               1.50%              0.300%
                  -
                      but
                  <2.00 to 1.0
-------------- ------------------- ---------------------- -------------------- ------------------- ------------------
      V           <1.50 to 1.0             1.25%                  0%                 1.25%              0.275%
-------------- ------------------- ---------------------- -------------------- ------------------- ------------------


         The Applicable Percentages shall be determined and adjusted quarterly on the date (each a "Calculation Date") five Business Days after the date on which the Agent receives the officer's certificate provided by the Borrower in accordance with the provisions of Section 7.2(b); provided, however, that (i) the initial Applicable Percentages shall be based on Pricing Level III until the first Calculation Date to occur after the date hereof, and, thereafter, the Applicable Percentages shall be determined by the Leverage Ratio as of the fiscal quarter end immediately preceding the applicable Calculation Date, and (ii) if the Borrower fails to provide the officer's certificate to the Agent as required by Section 7.2(b) on or before the most recent Calculation Date, the Applicable Percentages from such Calculation Date shall be based on Pricing Level I until such time as an appropriate officer's certificate is provided, whereupon the Pricing Level shall be determined by the Leverage Ratio as of the fiscal quarter end immediately preceding the applicable Calculation Date. Except as set forth above, each Applicable Percentage shall be effective from one Calculation Date until the next Calculation Date. Any adjustment in the Applicable Percentages shall be applicable to all existing Loans and Letters of Credit as well as any new Loans made or Letters of Credit issued. The Borrower shall promptly deliver to the Agent at the address set forth in Section 11.1 the information required by Section 7.2(b) in accordance with the terms of Section 7.2(b).

         "Asset Disposition" means the disposition of any or all of the assets (or the sale of the stock of a Subsidiary) of the Borrower or any of its Subsidiaries whether by sale, lease, transfer or otherwise unless permitted by the terms of Section 8.4(b)(i), (ii) or (iii).

"Available Foreign  Currency"  means (i) the lawful  currency  of  England,  the
         Netherlands, Belgium, France, Germany, Hong Kong, Switzerland, Norway, Japan, Italy and Singapore and (ii) any other freely available currency (other than any Additional Foreign Currency) which is freely transferable and freely convertible into Dollars, in which dealings in deposits are carried on in the London interbank market, and which shall be requested by the Borrower and approved by each Lender.

                           "Bank of America" is defined in the Preamble.

         "Bankruptcy Code" means the Bankruptcy Code in Title 11 of the United States Code.

         "Bankruptcy Event" means, with respect to any Person, the occurrence of any of the following with respect to such Person: (i) a court or governmental agency having jurisdiction in the premises shall enter a decree or order for relief in respect of such Person in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or ordering the winding up or liquidation of its affairs; (ii) there shall be commenced against such Person an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or any case, proceeding or other action for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or for the winding up or liquidation of its affairs, and such involuntary case or other case, proceeding or other action shall remain undismissed, undischarged or unbonded for a period of 60 consecutive days; (iii) such Person shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or make any general assignment for the benefit of creditors; or (iv) such Person shall be unable to, or shall admit in writing its inability to, pay its debts generally as they become due.

         "Base Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest whole multiple of 1/100 of 1%) equal to the greater of (i) the Federal Funds Rate in effect on such day plus 1/2 of 1% or (ii) the Prime Rate in effect on such day. If for any reason the Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable after due inquiry to ascertain the Federal Funds Rate for any reason, including the inability or failure of the Agent to obtain sufficient quotations in accordance with the terms hereof, the Base Rate shall be determined without regard to clause (i) of the first sentence of this definition until the circumstances giving rise to such inability no longer exist. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Rate, respectively.

         "Base Rate Loan" means any Loan bearing interest at a rate determined by reference to the Base Rate.

         "Borrower"is defined in the Preamble.
          --------

         "Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks in Chicago, Illinois or Charlotte, North Carolina are authorized or required by law to close, except that, (i) when used in connection with a Eurocurrency Loan, such day shall also be a day on which dealings between banks are carried on in Dollar deposits in the London interbank market and (ii) when used in connection with a Foreign Currency Loan, such day shall also be a day on which dealings between banks are carried on in deposits in the applicable Available Foreign Currency or Additional Foreign Currency in the London interbank market.

         "Capital Expenditures" means all expenditures which in accordance with GAAP would be classified as capital expenditures, including Capital Leases.

         "Capital Lease" means, as applied to any Person, any lease of any Property (whether real, personal or mixed) by that Person as lessee which, in accordance with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person.

         "Capital Lease Obligation" means the capital lease obligations relating to a Capital Lease determined in accordance with GAAP.

         "Cash Equivalents" means (a) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition,
         (b) U.S. dollar denominated time deposits and certificates of deposit of (i) any Lender, or (ii) any domestic commercial bank of recognized standing (y) having capital and surplus in excess of $500,000,000 and
         (z) whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such Lender being an "Approved Lender"), in each case with maturities of not more than 270 days from the date of acquisition, (c) commercial paper and variable or fixed rate notes issued by any Approved Lender (or by the parent company thereof) and maturing within six months of the date of acquisition, (d) repurchase agreements entered into by a Person with a bank or trust company (including any of the Lenders) or recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States of America in which such Person shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations, (e) obligations of any State of the United States or any political subdivision thereof, the interest with respect to which is exempt from federal income taxation under Section 103 of the Code, having a long term rating of at least AA- or Aa-3 by S&P or Moody's, respectively, and maturing within three years from the date of acquisition thereof, (f) Investments in municipal auction preferred stock (i) rated AAA (or the equivalent thereof) or better by S&P or Aaa (or the equivalent thereof) or better by Moody's and (ii) with dividends that reset at least once every 365 days and (g) Investments, classified in accordance with GAAP as current assets, in money market investment programs registered under the Investment Company Act of 1940, which are administered by reputable financial institutions having capital of at least $100,000,000 and the portfolios of which are limited to Investments of the character described in the foregoing subdivisions (a), (b), (c), (e) and (f).

         "Change of Control" means the occurrence of any of the following events: (i) any Person or two or more Persons acting in concert (other than Lynn C. Fritz) shall have acquired "beneficial ownership," directly or indirectly, of, or shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of, control over, Voting Stock of the Borrower (or other securities convertible into such Voting Stock) representing 50% or more of the combined voting power of all Voting Stock of the Borrower, or (ii) during any period of up to 24 consecutive months, commencing after the date hereof, individuals who at the beginning of such 24 month period were directors of the Borrower (together with any new director whose election by the Borrower's Board of Directors or whose nomination for election by the Borrower's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors of the Borrower then in office. As used herein, "beneficial ownership" shall have the meaning provided in Rule 13d-3 of the Securities and Exchange Commission under the Securities Act of 1934.

         "Code" means the Internal Revenue Code of 1986. References to sections of the Code shall be construed also to refer to any successor sections.

         "Collateral" means all collateral referred to in and covered by the Pledge Agreements.

         "Collateral Agent" means Bank of America, in its capacity as collateral agent for the Lenders, the Noteholders and the Permitted Holders under the Intercreditor Agreement and the Pledge Agreements.

         "Collateral Foreign Subsidiary" means any Foreign Subsidiary of the Borrower or any other Credit Party with respect to which the Collateral Agent, for the benefit of the Lenders (and Affiliates of Lenders as to certain obligations under Hedging Agreements), the Noteholders and the Permitted Holders, has a perfected first priority security interest in 65% of the Voting Stock of such Foreign Subsidiary.

         "Commitment" means each of the Revolving Commitment, the Foreign Currency Commitment, the LOC Commitment and the Swingline Commitment.

         "Commitment Period" means the period from and including the Effective Date to but not including the earlier of (i) the Maturity Date, or (ii) the date on which the Revolving Commitments terminate in accordance with the provisions of this Credit Agreement.

         "Contractual Obligation" means, as to any Person, any provision of any security issued by such Person or of any material agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

         "Credit Documents" means, collectively, this Credit Agreement, the Notes, the Pledge Agreements, the LOC Documents, each Joinder Agreement, the Agent's Fee Letter, and all other related agreements and documents issued or delivered hereunder or thereunder or pursuant hereto or thereto.

         "Credit Party" means any of the Borrower and the Guarantors.

         "Default" means any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

         "Determination Date" means, with respect to any Foreign Currency Loan and any Letter of Credit denominated in a currency other than Dollars:

(a)......in connection  with any  origination  of any  Extension of Credit,  the
         Business Day which is the earliest of the date such Loan is made or the date the interest rate is set;

(b)......in  connection  with any  continuation  or  conversion  of an  existing
         Extension of Credit, the last Business Day of each month or the Business Day which is the earlier of the date such credit is extended or converted or continued, or the date the rate is set, as applicable, in connection with any conversion or continuation;

(c)......the  date of any  reduction of the Aggregate  Revolving  Committed
         Amount pursuant to the terms of Section 3.4; or
(d)......such additional dates (not more frequently than once a month) as may be determined by the Agent.

         "Dollar Amount" means (a) with respect to Dollars or an amount denominated in Dollars, such amount and (b) with respect to an amount of any Available Foreign Currency or any Additional Foreign Currency or an amount denominated in such Available Foreign Currency or Additional Foreign Currency, the Dollar Equivalent of such amount on the applicable date contemplated in this Credit Agreement.

         "Dollar Equivalent" means, on any date, with respect to any amount denominated in an Available Foreign Currency or an Additional Foreign Currency, the amount of Dollars into which the Agent could, in accordance with its practice from time to time in the interbank foreign exchange market, convert such amount of Available Foreign Currency or Additional Foreign Currency, as applicable, at its spot rate of exchange (inclusive of all reasonable related costs of conversion) applicable to the relevant transaction at or about 10:00 A.M., Chicago, Illinois time, on such date.

     "Dollars"  and "$" means lawful  currency of the United  States of America.
        "Domestic Subsidiary" means any Subsidiary which is incorporated or organized under the laws of any state of the United States or of the District of Columbia.

         "EBITDA" means for any period with respect to the Borrower and its Subsidiaries on a consolidated basis, the sum of (a) Net Income for such period plus (b) to the extent deducted in determining Net Income for such period, (i) Interest Expense, (ii) total federal, state, local and foreign income, value added and similar taxes and (iii) depreciation and amortization expense, all as determined in accordance with GAAP.

         "EBITDAR" means, for any period with respect to the Borrower and its Subsidiaries on a consolidated basis, the sum of (a) EBITDA for such period plus (b) to the extent deducted in determining EBITDA for such period, Rental Expense for such period.

 .........         "Effective Date" is defined in Section 5.1.
                   --------------

         "Eligible Assignee" means (i) a Lender; (ii) an Affiliate of a Lender; and (iii) any other Person approved by the Agent (such approval not to be unreasonably withheld or delayed) and, unless an Event of Default or Default has occurred and is continuing at the time any assignment is effected in accordance with Section 11.3, the Borrower (such approval not to be unreasonably withheld or delayed by the Borrower and such approval to be deemed given by the Borrower if no objection is received by the assigning Lender and the Agent from the Borrower within two Business Days after notice of such proposed assignment has been provided by the assigning Lender to the Borrower); provided, however, that neither the Borrower nor an Affiliate of the Borrower shall qualify as an Eligible Assignee.

         "Environmental Laws" means any and all lawful and applicable Federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment including ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes.

         "Equity Transaction" means any issuance by the Borrower to any Person of shares of its capital stock or other equity interest whether pursuant to the exercise of options or warrants or pursuant to the conversion of any debt securities to equity or otherwise.

         "ERISA" means the Employee Retirement Income Security Act of 1974. References to sections of ERISA shall be construed also to refer to any successor sections.

         "ERISA Affiliate" means an entity which is under common control with the Borrower within the meaning of Section 4001(a)(14) of ERISA, or is a member of a group which includes the Borrower and which is treated as a single employer under Sections 414(b) or (c) of the Code.

         "ERISA Event" means (i) with respect to any Plan, the occurrence of a Reportable Event or the substantial cessation of operations (within the meaning of Section 4062(e) of ERISA), (ii) the withdrawal by the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a substantial employer (as such term is defined in Section 4001(a)(2) of ERISA), or the termination of a Multiple Employer Plan, (iii) the distribution of a notice of intent to terminate or the actual termination of a Plan pursuant to Section 4041(a)(2) or 4041A of ERISA, (iv) the institution of proceedings to terminate or the actual termination of a Plan by the PBGC under Section 4042 of ERISA, (v) any event or condition which could reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, (vi) the complete or partial withdrawal of the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate from a Multiemployer Plan, (vii) the conditions for imposition of a lien under
         Section 302(f) of ERISA exist with respect to any Plan, or (vii) the adoption of an amendment to any Plan requiring the provision of security to such Plan pursuant to Section 307 of ERISA.

         "Eurocurrency   Loan"  means  any  Loan  bearing  interest  at  a  rate
         determined by reference to the Eurocurrency Rate.

         "Eurocurrency Rate" means, for any Interest Period for each Eurocurrency Loan comprising part of the same borrowing (including conversions, continuations and renewals), a per annum interest rate (rounded upwards, if necessary, to the nearest 1/10,000 of 1%) determined pursuant to the following formula:


       Eurocurrency Rate  =                Interbank Offered Rate
       1 - Eurocurrency Reserve Percentage


         "Eurocurrency Reserve Percentage" means, with respect to any Eurodollar Loan for any Interest Period, a percentage (expressed as a decimal)
         equal to the daily average during such Interest Period of the percentage in effect on each day of such Interest Period, as prescribed by the FRB, for determining the aggregate maximum reserve requirements applicable to "Eurocurrency Liabilities" pursuant to Regulation D or any other then applicable regulation of the FRB which prescribes reserve requirements applicable to "Eurocurrency Liabilities" as presently defined in Regulation D.

         "Event of Default" is defined in Section 9.1.

         "Existing Agreement" is defined in the Recitals.

         "Existing Letters of Credit" means the letters of credit described by date of issuance, letter of credit number, undrawn amount, name of beneficiary and the date of expiry on Schedule 1.1(a) hereto.

         "Extension of Credit" means, as to any Lender, the making of, or participation in, a Loan by such Lender or the issuance or extension of, or participation in, a Letter of Credit.

         "Fees" means all fees payable pursuant to Section 3.5.

         "Federal Funds Rate" means, for any day, the rate of interest per annum (rounded upwards, if necessary, to the nearest whole multiple of 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (i) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day and (ii) if no such rate is so published on such next preceding Business Day, the Federal Funds Rate for such day shall be the average rate quoted to the Agent on such day on such transactions as determined by the Agent.

         "Fixed Charge Coverage Ratio" means, with respect to the Borrower and its Subsidiaries, on a consolidated basis, as of the end of each fiscal quarter of the Borrower for the four fiscal quarter period ending on such date, the ratio of (a) EBITDAR for the applicable period to (b) the sum of (i) Interest Expense for the applicable period plus (ii) Rental Expense for the applicable period.

         "Foreign   Currency"  means  the  Available  Foreign  Currency  or  the
         Additional Foreign Currency, as appropriate.

         "Foreign Currency Commitment" means, with respect to each Lender, the commitment of such Lender to make Foreign Currency Loans in an aggregate principal amount at any time outstanding of up to such Lender's Foreign Currency Commitment Percentage of the Foreign Currency Committed Amount.

         "Foreign Currency Commitment Percentage" means, for any Lender, the percentage identified as its Foreign Currency Commitment Percentage on
         Schedule 2.1, as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 11.3.

         "Foreign Currency Committed Amount" means, collectively, the aggregate amount of all Foreign Currency Commitments as referenced in Section 2.3(a) in an amount not to exceed $30,000,000 at any time and, individually, the amount of each Lender's Foreign Currency Commitment as specified on Schedule 2.1.

         "Foreign Currency Equivalent" means, on any date, with respect to an amount denominated in Dollars, the amount of any applicable Available Foreign Currency or Additional Foreign Currency, as the case may be, into which the Agent could, in accordance with its practice from time to time in the interbank foreign exchange market, convert such amount of Dollars at its spot rate of exchange (inclusive of all reasonable related costs of conversion) applicable to the relevant transaction on or about 10:00 A.M. (Chicago, Illinois time) on such date.

         "Foreign Currency Loans" is defined in Section 2.3(a).
          ----------------------

         "Foreign Subsidiary" means any Subsidiary of the Borrower which is not a Domestic Subsidiary.

         "FRB" means the Board of Governors of the Federal Reserve System or any successor thereto. "Funded Debt" means, with respect to any Person, without duplication, (i) all Indebtedness of such Person for borrowed money and (ii) all purchase money Indebtedness of such Person, including the principal portion of all obligations of such Person under Capital Leases.

         "GAAP" means  generally  accepted  accounting  principles in the United
         States  applied  on a  consistent  basis  and  subject  to the terms of
         Section 1.3 hereof.

         "Governmental Authority" means any Federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body.

         "Guaranteed   Obligations"   means,  as  to  each  Guarantor,   without
         duplication, (i) all obligations of the Borrower to the Lenders (including the Issuing Lender) and the Agent, whenever arising, under this Credit Agreement, the Notes or the other Credit Documents relating to the Revolving Obligations (including any interest accruing after the occurrence of a Bankruptcy Event with respect to the Borrower, regardless of whether such interest is an allowed claim under the Bankruptcy Code), and (ii) all liabilities and obligations, whenever arising, owing from the Borrower to any Lender, or any Affiliate of a Lender, arising under any Hedging Agreement relating to the Loans or Revolving Obligations hereunder.

         "Guarantors" means a collective reference to each of the Persons identified as a "Guarantor" on the signature pages hereto and each Additional Credit Party which may hereafter execute a Joinder Agreement, together with their successors and permitted assigns, and "Guarantor" means any one of them.

         "Guaranty Obligations" means, with respect to any Person, without duplication, any obligations of such Person (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guaranteeing or intended to guarantee any Indebtedness of any other Person in any manner, whether direct or indirect, and including any obligation, whether or not contingent, (i) to purchase any such Indebtedness or any Property constituting security therefor,
         (ii) to advance or provide funds or other support for the payment or purchase of any such Indebtedness or to maintain working capital, solvency or other balance sheet condition of such other Person (including keep well agreements, maintenance agreements, comfort letters or similar agreements or arrangements) for the benefit of any holder of Indebtedness of such other Person, (iii) to lease or purchase Property, securities or services primarily for the purpose of assuring the holder of such Indebtedness, or (iv) to otherwise assure or hold harmless the holder of such Indebtedness against loss in respect thereof. The amount of any Guaranty Obligation hereunder shall (subject to any limitations set forth therein) be deemed to be an amount equal to the outstanding principal amount (or maximum principal amount, if larger) of the Indebtedness in respect of which such Guaranty Obligation is made.

         "Hedging Agreements" means any interest rate protection agreement or foreign currency exchange agreement between the Borrower and any Lender, or any Affiliate of a Lender.
                  "Indebtedness" of any Person means, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made,
         (iii) all obligations of such Person under conditional sale or other title retention agreements relating to Property purchased by such Person (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (iv) all obligations of such Person issued or assumed as the deferred purchase price of Property or services purchased by such Person (other than trade debt incurred in the ordinary course of business and due within six months of the incurrence thereof) which would appear as liabilities on a balance sheet of such Person, (v) all obligations of such Person under take-or-pay or similar arrangements or under commodities agreements, (vi) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, Property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (vii) all Guaranty Obligations of such Person, (viii) the principal portion of all obligations of such Person under Capital Leases, (ix) all obligations of such Person in respect of interest rate protection agreements, foreign currency exchange agreements, commodity purchase or option agreements or other interest or exchange rate or commodity price hedging agreements (including Hedging Agreements), (x) the maximum amount of all standby letters of credit issued or bankers' acceptances facilities created for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed), (xi) all preferred stock issued by such Person and required by the terms thereof to be redeemed, or for which mandatory sinking fund payments are due, by a fixed date, and (xii) the principal balance outstanding under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product to which such Person is a party, where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease in accordance with GAAP. The Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer, but only to the extent to which there is recourse to such Person for payment of such Indebtedness.

         "Interbank Offered Rate" means, for the Interest Period for each Eurocurrency Loan comprising part of the same borrowing (including conversions, continuations and renewals), a per annum interest rate (rounded upwards, if necessary, to the nearest whole multiple of 1/100 of 1%) equal to the rate of interest, determined by the Agent on the basis of the offered rates for deposits in Dollars or applicable
         Available Foreign Currency or Additional Foreign Currency, as appropriate, for a period of time corresponding to such Interest Period (and commencing on the first day of such Interest Period), appearing on Telerate Page 3750 (or, if, for any reason, Telerate Page 3750 is not available, the Reuters Screen LIBO Page) as of approximately 11:00 A.M. (London time) two Business Days before the first day of such Interest Period. As used herein, "Telerate Page 3750" means the display designated as page 3750 by Dow Jones Telerate, Inc. (or such other page as may replace such page on that service for the purpose of displaying the British Bankers Association London interbank offered rates) and "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks).

         "Intercreditor Agreement" means the Amended and Restated Intercreditor and Collateral Agency Agreement dated as of August 15, 2000 among the Collateral Agent, the Agent, the Noteholders and the Permitted Holders.

         "Interest Expense" means for any period with respect to the Borrower and its Subsidiaries on a consolidated basis all interest expense, including the amortization of debt discount and premium and the interest component under Capital Leases, in each case determined in accordance with GAAP. Except as expressly provided otherwise, the applicable period shall be for the four consecutive quarters ending as of the date of determination.

         "Interest Payment Date" means (i) as to any Base Rate Loan, the last day of each fiscal quarter of the Borrower and the Maturity Date and
         (ii) as to any Eurocurrency Loan, the last day of each Interest Period for such Loan and on the Maturity Date, and in addition where the applicable Interest Period is more than three months, then also on the date three months from the beginning of the Interest Period, and each three months thereafter. If an Interest Payment Date falls on a date which is not a Business Day, such Interest Payment Date shall be deemed to be the next succeeding Business Day, except that in the case of Eurocurrency Loans if the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business Day.

         "Interest Period" means, as to any Eurocurrency Loan, a period of one, two, three or six month's duration, as the Borrower may elect, commencing in each case, on the date of the borrowing (including conversions, continuations and renewals); provided that (A) if any Interest Period would end on a day which is not a Business Day, such Interest Period shall end on the next succeeding Business Day (except if the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business Day), (B) no Interest Period shall extend beyond the Maturity Date, and (C) if an Interest Period begins on a day for which there is no numerically corresponding day in the calendar month in which the Interest Period is to end, such Interest Period shall end on the last day of such calendar month.

         "Investment" means (i) any loan or advance to any Person, (ii) any purchase or other acquisition of any capital stock, warrants, rights, options, obligations or other securities of, or equity interest in, any Person, (iii) any purchase or other acquisition of all or substantially all of the assets of any Person or of a division or particular business unit of another Person or (iv) any capital contribution to any Person or any other investment in any Person, including any Guaranty Obligation incurred for the benefit of such Person.

         "Issuing Lender" means (i) as to Letters of Credit denominated in Dollars and Available Foreign Currencies (other than the lawful currency of Hong Kong and Singapore), Bank of America and (ii) as to Letters of Credit denominated in Additional Foreign Currencies and the lawful currency of Hong Kong and Singapore, Standard Chartered Bank. Notwithstanding the foregoing, Standard Chartered Bank shall also be the Issuing Lender as to certain Letters of Credit denominated in Dollars which are issued in accordance with the terms of Section 2.2(f) for the account of a Subsidiary of the Borrower doing business in Asia.

         "Joinder Agreement" means a joinder agreement substantially in the form of Exhibit F, executed and delivered by an Additional Credit Party in accordance with the provisions of Section 7.11.

         "Lead Arranger" means Banc of America Securities LLC.
          -------------

         "Lenders" means each of the Persons identified as a "Lender" on the signature pages hereto, and their successors and assigns.

         "Letter of Credit" means (i) any letter of credit issued by the Issuing Lender for the account of the Borrower in accordance with the terms of
         Section 2.2 and (ii) any Existing Letter of Credit.

         "Letter of Credit Fee" is defined in Section 3.5(b)(i).

         "Leverage Ratio" means, as of the last day of any fiscal quarter of the Borrower, with respect to the Borrower and its Subsidiaries on a consolidated basis, the ratio of (i) Funded Debt on such day to (ii) EBITDA for the period of four consecutive fiscal quarters ending as of such day.

         "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance, lien (statutory or otherwise), preference, priority or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the Uniform Commercial Code as adopted and in effect in the relevant jurisdiction or other similar recording or notice statute, and any lease in the nature thereof).

         "Loan" or "Loans" means any Revolving Loan (or a portion of any Revolving Loan bearing interest at the Base Rate or the Eurocurrency Rate and referred to as a Base Rate Loan or a Eurocurrency Loan), and/or any Swingline Loan and/or any Foreign Currency Loan (which is also sometimes referred to as a Eurocurrency Loan), individually or collectively, as appropriate.

         "LOC Commitment" means the commitment of the Issuing Lender to issue, and to honor payment obligations under, Letters of Credit hereunder and with respect to each Lender, the commitment of each Lender to purchase participation interests in the Letters of Credit up to such Lender's LOC Committed Amount as specified in Schedule 2.1, as such amount may be reduced from time to time in accordance with the provisions hereof.

         "LOC Committed Amount" means, collectively, the aggregate amount of all of the LOC Commitments of the Lenders to issue and participate in Letters of Credit as referenced in Section 2.3(a) in an amount not to exceed $35,000,000 at any time and, individually, the amount of each Lender's LOC Commitment as specified in Schedule 2.1.

         "LOC Documents" means, with respect to any Letter of Credit, such Letter of Credit, any amendments thereto, any documents delivered in connection therewith, any application therefor, and any agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (i) the rights and obligations of the parties concerned or at risk or (ii) any collateral security for such obligations.

         "LOC Obligations" means, at any time, the sum of (i) the maximum amount which is, or at any time thereafter may become, available to be drawn under Letters of Credit then outstanding, assuming compliance with all requirements for drawings referred to in such Letters of Credit plus
         (ii) the aggregate amount of all drawings under Letters of Credit honored by the Issuing Lender but not theretofore reimbursed.

         "Majority-Owned Foreign Subsidiary" means, at any date of determination, each Foreign Subsidiary in which the Credit Parties directly own, in the aggregate, at least 50% of the Voting Stock of such Foreign Subsidiary.

         "Material Adverse Effect" means a material adverse effect on (i) the condition (financial or otherwise), operations, business, assets, liabilities or prospects of the Borrower and its Subsidiaries taken as a whole, (ii) the ability of the Borrower and its Subsidiaries as a whole to perform any material obligation under the Credit Documents to which it is a party or (iii) the rights and remedies of the Lenders under the Credit Documents.

"Material Subsidiary" means Fritz Transportation International (H.K.) Ltd., a Hong Kong corporation, FCI ------------------- Holdings International B.V., a Netherlands corporation, Fritz Companies Canada Inc., a New Brunswick corporation, and Fritz Air Freight, Inc., a Texas corporation and any other Subsidiary of a Credit Party having (on a subconsolidated basis, i.e., for such Subsidiary and its Subsidiaries) either (i) total net ---- revenues for the preceding four fiscal quarter period equal to or greater than 10% of the Borrower's consolidated total net revenues for the same period or (ii) total assets, as of the last day of the preceding fiscal quarter, equal to or greater than 10% of the Borrower's consolidated total assets on the same date, in each case, based upon the Borrower's most recent annual or quarterly financial statements delivered under Section 7.1.

         "Materials of Environmental Concern" means any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Laws, including asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

         "Maturity Date" means March 31, 2003.

"Moody's" means Moody's Investors Service, Inc., or any successor or assignee of the business of such -------
         company in the business of rating securities.

         "Multiemployer Plan" means a Plan which is a multiemployer plan as defined in Sections 3(37) or 4001(a)(3) of ERISA.

         "Multiple Employer Plan" means a Plan which the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate and at least one employer other than the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate are contributing sponsors.

         "Net Cash Proceeds" means gross cash proceeds (including any cash received by way of deferred payment pursuant to a promissory note, receivable or otherwise, but only as and when received) received in connection with an Equity Transaction or Asset Disposition net of actual costs and taxes incurred by such Person in connection with and attributable to such Equity Transaction or Asset Disposition. For purposes of determining the Credit Parties' compliance with Section 7.9(c) hereof, Net Cash Proceeds shall include the amount of any debt of the Borrower or any of its Subsidiaries which is converted into an equity investment in the Borrower or any of its Subsidiaries subsequent to the date hereof.

         "Net Income" means for any period, the net income of the Borrower and its Subsidiaries on a consolidated basis as determined in accordance with GAAP.

         "Net Worth" means, as of any date, shareholders' equity or net worth of the Borrower and its Subsidiaries on a consolidated basis, as determined in accordance with GAAP; provided, however, that foreign currency translation adjustments under Financial Accounting Standards Board Statement No. 52, "Foreign Currency Translation" shall not be taken into account in calculating Net Worth; and provided, further, that at any time that the negative foreign currency translation adjustment of the Borrower and its Subsidiaries on a consolidated basis exceeds negative $20,000,000, Net Worth shall be reduced by the amount of such excess.

         "Non-Excluded Taxes" is defined in Section 3.10.

         "Note" or "Notes" means the Revolving Notes and/or the Swingline Note, individually or collectively, as appropriate.

         "Note Purchase Agreement" means that certain Note Purchase Agreement dated as of April 15, 1996 among the Borrower and each of the purchasers identified on Annex I attached thereto.

         "Noteholders" means the holders from time to time of the 6.43% Senior Notes due April 15, 2003 (and any notes issued in substitution thereof) issued pursuant to the terms of the Note Purchase Agreement.

         "Notice  of  Borrowing"   means  a  written   notice  of  borrowing  in
         substantially the form of Exhibit A, in the case of Revolving Loans, or Exhibit C, in the case of Foreign Currency Loans.

         "Notice  of  Continuation/Conversion"   means  the  written  notice  of
         continuation or conversion in substantially the form of Exhibit D.

         "Operating Lease" means, as applied to any Person, any lease (including leases which may be terminated by the lessee at any time) of any Property (whether real, personal or mixed) which is not a Capital Lease other than any such lease in which that Person is the lessor.

         "Participation Agreement" means that certain Participation Agreement dated as of April 3, 1998 among the Borrower, as construction agent and as lessee, the guarantors party thereto, First Security Bank, National Association, as owner trustee, the lenders identified therein, as holders, the lenders identified therein, as lenders, and Bank of America (then known as NationsBank of Texas, N.A.), as agent.

         "Participation Interest" means the purchase by a Lender of a participation in Letters of Credit and LOC Obligations as provided in
         Section 2.2(c), in Swingline Loans as provided in Section 2.4(b)(iii) and in Revolving Loans as provided in Section 3.13.

         "PBGC" means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA and any successor thereof.

         "Permitted Acquisition" means the acquisition of (a) at least 51% of the capital stock of another Person or (b) all or substantially all of the assets of another Person or of a division or particular business unit of another Person; provided that each of the following conditions are satisfied: (i) prior to such acquisition, the Borrower shall deliver to the Agent and the Lenders evidence reasonably satisfactory to the Agent and the Required Lenders demonstrating that after giving effect to such acquisition, on a pro forma basis, as if such acquisition occurred on the first day of the twelve month period ending on the last day of the Borrower's most recently completed fiscal quarter, the Borrower and its Subsidiaries would have been in compliance with all financial covenants set forth in Section 7.9, (ii) the acquisition is consummated pursuant to a negotiated acquisition agreement and involves the acquisition of a Person (or, in the case of an asset acquisition, of assets) involved in the same line of business as the Borrower, (iii) the purchase price of such acquisition, when taken together with all other Permitted Acquisitions during the applicable fiscal year, shall not exceed (A) $30,000,000 in total consideration (including cash, assumed indebtedness and earn-out payments) during any fiscal year and (B) $15,000,000 in assumed indebtedness during any fiscal year, (iv) after giving effect to the acquisition, the representations and warranties set forth in Section 6 hereof shall be true and correct in all material respects on and as of the date of such acquisition and (v) no Default or Event of Default exists and is continuing or would result from such acquisition.

         "Permitted Investments" means (i) cash and Cash Equivalents, (ii) Investments by the Borrower in other Credit Parties, (iii) Investments by the Credit Parties in Collateral Foreign Subsidiaries in an amount not to exceed $20,000,000 in the aggregate during the term of this Credit Agreement, (iv) Investments by any Credit Party or any
         Collateral Foreign Subsidiary in any Credit Party, (v) Permitted Acquisitions, (vi) Investments between Foreign Subsidiaries of the Borrower and (vii) other loans, advances and investments of a nature not contemplated in the foregoing subsections in an amount not to exceed $10,000,000 in the aggregate at any time outstanding.

"Permitted  Holders"  means at any  time the  holders  of the  Permitted  Senior
Indebtedness at such time.  "Permitted Liens" means:  ---------------  (1)......
Liens in favor of the  Collateral  Agent;  (2)......  Liens  (other  than  Liens created or imposed under ERISA) for taxes, assessments or governmental charges or levies not yet due or Liens for taxes being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the Property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof);
(3)......  statutory  Liens of landlords  and Liens of  carriers,  warehousemen, mechanics, materialmen and suppliers and other Liens imposed by law or pursuant to customary reservations or retentions of title arising in the ordinary course of business, provided that such Liens secure only amounts not yet due and payable or, if due and -------- payable, are unfiled and no other action has been taken to enforce the same or are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the Property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof);
(4)......  Liens (other than Liens created or imposed  under ERISA)  incurred or deposits made by the Borrower and its Subsidiaries in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for  the  payment  of  borrowed  money);  (5)......  Liens  in  connection  with attachments or judgments (including judgment or appeal bonds) provided that the judgments secured shall, within 30 days after the entry thereof, -------- have been discharged or execution thereof stayed pending appeal, or shall have been discharged  within 30 days  after the  expiration  of any such  stay;  (6)......
easements,  rights-of-way,  restrictions (including zoning restrictions),  minor defects or irregularities in title and other similar charges or encumbrances not, in any material respect, impairing the use of the encumbered Property for its intended  purposes;  (7)......  Liens securing  purchase money  Indebtedness
(including Capital Leases and TROLS) to the extent permitted under Section 8.1(c), provided that any such Lien attaches only to -------- the Property financed and such Lien attaches thereto concurrently with or within 90 days after the  acquisition  thereof;  (8)......  any  interest  of title of a lessor under, and Liens arising from UCC financing statements (or equivalent filings, registrations or agreements in foreign jurisdictions) relating to, leases permitted by this Credit  Agreement;  (9)......  normal and customary  rights of setoff upon deposits of cash in favor of banks or other depository institutions;
(10).....  inchoate Liens arising under ERISA to secure current  service pension liabilities  as they are incurred  under the  provisions of any Plan;  (11).....
Liens securing Indebtedness to the extent permitted by Section 8.1(e); provided that -------- any such Lien (A) was not granted in anticipation of or in connection with the respective Permitted Acquisition and (B) does not attach to or otherwise encumber any capital stock or other equity interest of the Borrower or any of its Subsidiaries;  (12).....  Liens on account  receivables of Starber
Fritz securing the Indebtedness permitted by Section 8.1(i); and (13)..... Liens existing as of the date hereof and set forth on Schedule 1.1(b); provided that --------------- -------- (a) no such Lien shall at any time be extended to or cover any Property other than the Property subject thereto on the date hereof and (b) in the event the Indebtedness secured by such Liens shall be amended, extended, renewed, refunded or refinanced, (I) the Indebtedness shall not exceed the principal amount of such Indebtedness outstanding immediately prior to being amended, extended, renewed, refunded or refinanced and (II) the Indebtedness shall contain terms and conditions no less favorable to the Borrower or any of its Subsidiaries, than such existing Indebtedness.
         "Permitted  Senior  Indebtedness"  means  Indebtedness  of the Borrower
         (other than Indebtedness under the Note Purchase Agreement, the Indebtedness hereunder and Indebtedness under the Hedging Agreements) which is secured pursuant to the Pledge Agreements and is held by a Person that is a party to the Intercreditor Agreement.

         "Person" means any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise (whether or not incorporated) or any Governmental Authority.

         "Plan" means any employee benefit plan (as defined in Section 3(3) of ERISA) which is covered by ERISA and with respect to which the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" within the meaning of Section 3(5) of ERISA.

         "Pledge Agreements" means the Pledge Agreements entered into by one or more Credit Parties in favor of the Collateral Agent.

         "Prime Rate" means the rate of interest per annum publicly announced from time to time by Bank of America as its prime rate, with each change in the Prime Rate being effective on the date such change is publicly announced as effective (it being understood and agreed that the Prime Rate is a reference rate used by Bank of America in determining interest rates on certain loans and is not intended to be the lowest rate of interest charged on any extension of credit by Bank of America to any debtor).

         "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

         "Regulation T, U or X" means Regulation T, U or X, respectively, of the FRB as from time to time in effect and any successor to all or a portion thereof.

         "Release" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing into the environment (including the abandonment or discarding of barrels, containers and other closed receptacles containing any Materials of Environmental Concern).

         "Rental Expense" means, for any period, the total rental expense for Operating Leases of the Borrower and its Subsidiaries on a consolidated basis for such period, as determined in accordance with GAAP.

         "Reportable Event" means any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the notice requirement has been waived by regulation.

         "Required Lenders" means, at any time, Lenders which are then in compliance with their obligations hereunder (as determined by the Agent) and holding in the aggregate at least 67% of (i) the Commitments or (ii) if the Commitments have been terminated, the outstanding Loans and Participation Interests (including the Participation Interests of the Issuing Lender in any Letters of Credit).

         "Requirement of Law" means, as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its material property is subject.

         "Responsible Officer" means the Chief Financial Officer, any Vice President or other duly authorized officer of the Borrower.

         "Restricted Payment" means (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock now or hereafter outstanding, except (A) a dividend payable solely in shares of that class to the holders of that class and (B) dividends and other distributions payable to the Borrower, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock now or hereafter outstanding, and (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock now or hereafter outstanding.

         "Revolving Commitment" means, with respect to each Lender, the commitment of such Lender to make Revolving Loans in an aggregate principal amount at any time outstanding of up to such Lender's
         Revolving Commitment Percentage of the Aggregate Revolving Committed Amount as set forth on Schedule 2.1, as such amount may be changed from time to time in accordance with the provisions hereof.

         "Revolving Commitment Percentage" means, for each Lender, a fraction (expressed as a decimal) the numerator of which is the Revolving Commitment of such Lender at such time and the denominator of which is the Aggregate Revolving Committed Amount at such time. The initial Revolving Commitment Percentages are set forth on Schedule 2.1.

         "Revolving Committed Amount" means, collectively, the aggregate amount of all of the Revolving Commitments as referenced in Section 2.1(a) and, individually, the amount of each Lender's Revolving Commitment as specified in Schedule 2.1.

         "Revolving Loans" is defined in Section 2.1(a).

         "Revolving Note" or "Revolving Notes" means the promissory notes of the Borrower in favor of each of the Lenders evidencing the Revolving Loans and the Foreign Currency Loans in substantially the form attached as Exhibit B-1, individually or collectively, as appropriate.

         "Revolving Obligations" means, collectively, the Revolving Loans, the Foreign Currency Loans, the Swingline Loans and the LOC Obligations.

         "S&P" means Standard & Poor's Ratings Group, a division of McGraw Hill, Inc., or any successor or assignee of the business of such division in the business of rating securities.

         "Single Employer Plan" means any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan or a Multiple Employer Plan.

         "Solvent" means, with respect to any Person as of a particular date, that on such date (i) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (ii) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature in their ordinary course, (iii) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person's Property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged or is to engage, (iv) the fair value of the Property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person and (v) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

         "Starber Fritz" means Starber Fritz Inc., an Ontario corporation.
          -------------

         "Subsidiary" means, as to any Person, (a) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time, any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries, and (b) any partnership, association, joint venture or other entity in which such Person directly or indirectly through Subsidiaries has more than 50% of the voting interests at any time. Unless otherwise identified, "Subsidiary" or "Subsidiaries" shall mean Subsidiaries of the Borrower.

         "Swingline Commitment" means the commitment of the Swingline Lender to make Swingline Loans in an aggregate principal amount at any time outstanding of up to the Swingline Committed Amount.

         "Swingline Committed Amount" means $25,000,000..
          --------------------------

         "Swingline Lender" means Bank of America.
          ----------------

         "Swingline Loan" is defined in Section 2.4(a).

         "Swingline Note" means the promissory note of the Borrower in favor of the Swingline Lender in the original principal amount of $25,000,000.

         "TROL" means any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease.

         "Unused Fee" is defined in Section 3.5(a).

         "Voting Stock" means, with respect to any Person, capital stock issued by such Person the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

         "Working Capital" means, at any time, with respect to the Borrower and its Subsidiaries on a consolidated basis, the excess of current assets (other than cash and Cash Equivalents) over current liabilities (excluding the current portion of Indebtedness), as determined in accordance with GAAP.

SECTION 1.2                Computation of Time Periods; etc.
                           ---------------------------------

(a)......For  purposes of  computation  of periods of time  hereunder,  the word
         "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

(b)......Unless  otherwise   expressly   provided  herein,   (i)  references  to
         agreements (including this Credit Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto (but only to the extent such amendments or other modifications are not prohibited by any Credit Document) and (ii) references to any statute or regulation shall be construed to include all statutory or regulatory provisions consolidating, amending, replacing, supplementing or interpreting such statute or regulation.

(c)......The term "including" means "including without limitation".

SECTION 1.3                Accounting Terms.
                           ----------------

 .........  Except as otherwise  expressly  provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lenders hereunder shall be prepared, in accordance with GAAP applied on a consistent basis. All calculations made for the purposes of determining compliance with this Credit Agreement shall (except as otherwise expressly provided herein) be made by application of GAAP applied on a basis consistent with the most recent annual or quarterly financial statements delivered pursuant to Section 7.1 hereof (or, prior to the delivery of the first financial statements pursuant to Section 7.1 hereof, consistent with the annual audited financial statements referenced in Section 6.1); provided, however, if (a) the Borrower shall object to determining such compliance on such basis at the time of delivery of such financial statements due to any change in GAAP or the rules promulgated with respect thereto or (b) the Agent or the Required Lenders shall so object in writing within 30 days after delivery of such financial statements, then such calculations shall be made on a basis consistent with the most recent financial statements delivered by the Borrower to the Lenders as to which no such objection shall have been made.


SECTION 2
                                CREDIT FACILITIES

SECTION 2.1                Revolving Loans.
                           ---------------

(a)......Revolving  Commitment.  During the  Commitment  Period,  subject to the terms and  conditions  hereof,  each  Lender  severally  agrees to make revolving credit loans in Dollars (the "Revolving Loans") to the Borrower from time to time in the amount of such Lender's Revolving Commitment Percentage of such Revolving Loans for the purposes hereinafter set forth; provided that (i) with regard to the Lenders collectively, the Dollar Amount (determined as of the most recent
         Determination Date) of Revolving Obligations outstanding shall not exceed the Aggregate Revolving Committed Amount, as changed from time to time, and (ii) with regard to each Lender individually, the Dollar Amount (determined as of the most recent Determination Date) of such Lender's Revolving Commitment Percentage of the sum of the Revolving Loans plus Foreign Currency Loans plus LOC Obligations plus Swingline Loans outstanding shall not exceed such Lender's Revolving Committed Amount. Revolving Loans may consist of Base Rate Loans or Eurocurrency Loans, or a combination thereof, as the Borrower may request, and may be repaid and reborrowed in accordance with the provisions hereof.

(b)......         Revolving Loan Borrowings.
-------------------------  (1)......  Notice of  Borrowing.  The Borrower  shall request a Revolving Loan borrowing by written ------------------- notice (or telephone notice promptly confirmed in writing) to the Agent not later than 11:00 A.M. (Chicago, Illinois time) on the Business Day of the requested borrowing in the case of Base Rate Loans, and on the third Business Day prior to the date of the requested borrowing in the case of Eurocurrency Loans denominated in Dollars. Each such request for borrowing shall be irrevocable and shall specify (A) that a Revolving Loan is requested, (B) the date of the requested borrowing (which shall be a Business Day), (C) the aggregate principal amount to be borrowed, and (D) whether the borrowing shall be comprised of Base Rate Loans, Eurocurrency Loans or a combination thereof, and if Eurocurrency Loans are requested, the Interest Period(s) therefor. If the Borrower shall fail to specify in any such Notice of Borrowing (I) an applicable Interest Period in the case of a Eurocurrency Loan, then such notice shall be deemed to be a request for an Interest Period of one month, or (II) the type of Revolving Loan requested, then such notice shall be deemed to be a request for a Base Rate Loan. Promptly upon receipt of each Notice of Borrowing pursuant to this Section 2.1(b)(i), the Agent shall notify each Lender of the contents thereof and of such  Lender's  share of any borrowing to be made  pursuant  thereto.  (2)......
Minimum Amounts. Each Revolving Loan shall be in a minimum aggregate principal amount --------------- of $2,000,000, in the case of Eurocurrency Loans, or $1,000,000 (or the remaining Revolving Committed Amount, if less), in the case of Base Rate Loans, and in integral multiples of $100,000 in excess thereof.
(3)...... Advances. Each Lender will make its Revolving Commitment Percentage of each -------- Revolving Loan borrowing available to the Agent for the account of the Borrower as specified in Section 3.14(b), or in such other manner as the Agent may specify in writing, by 1:00 P.M. (Chicago, Illinois time) on the date specified in the applicable Notice of Borrowing in Dollars and in funds immediately available to the Agent. Such borrowing will then be made available to the Borrower by the Agent (i) by crediting the account of the Borrower on the books of such office with the aggregate of the amounts made available to the Agent by the Lenders and in like funds as received by the Agent or (ii) as directed by the Borrower in writing in the aggregate of the amounts made available to the Agent by the Lenders and in like funds as received by the Agent.
(c)......Repayment. The principal amount of all Revolving Loans shall be due and payable in full on the Maturity Date.

(d)......Interest.  Subject to the provisions of Section 3.1,
-----------------
(1)......  Base Rate Loans.  During  such  periods as  Revolving  Loans shall be comprised in whole --------------- or in part of Base Rate Loans, such Base Rate Loans shall bear interest at a per annum rate equal to the Base Rate plus the
Applicable Percentage; ---- (2)...... Eurocurrency Loans. During such periods as
Revolving Loans shall be comprised in ------------------ whole or in part of Eurocurrency Loans, such Eurocurrency Loans shall bear interest at a per annum rate equal to the Eurocurrency Rate plus the Applicable Percentage. ---- Interest on Revolving Loans shall be payable in arrears on each applicable Interest Payment Date (or at such other times as may be specified herein).

(e)......Revolving  Notes. The Revolving Loans of each Lender shall be evidenced by a duly executed Revolving Note in favor of such Lender.

(f)......Maximum Number of Eurocurrency Borrowings. The Borrower will be limited to a maximum number of five borrowings of Eurocurrency Loans outstanding at any time. For purposes hereof, borrowings of Eurocurrency Loans with separate or different Interest Periods will be considered as separate borrowings even if their Interest Periods expire on the same date.

SECTION 2.2                Letter of Credit Subfacility.
                           ----------------------------

(a)......Issuance.  During  the  Commitment  Period,  subject  to the  terms and conditions hereof and of the LOC Documents, if any, and such other terms and conditions which the Issuing Lender may reasonably require, the Issuing Lender shall issue Letters of Credit in Dollars, Available Foreign Currencies and Additional Foreign Currencies, and the Lenders shall participate in such Letters of Credit for the purposes hereinafter set forth; provided that (i) the aggregate Dollar Amount of LOC Obligations shall not exceed the LOC Committed Amount, (ii) with regard to the Lenders collectively, (A) the Dollar Amount (determined as of the most recent Determination Date) of the sum of Foreign Currency Loans plus LOC Obligations with respect to Letters of Credit denominated in Available Foreign Currencies and Additional Foreign Currencies shall not exceed $30,000,000 at any time, and (B) the Dollar Amount (determined as of the most recent Determination Date) of the Revolving Obligations shall not exceed the Aggregate Revolving Committed Amount, as changed from time to time, and (iii) with regard to each Lender individually, (A) the Dollar Amount (determined as of the most recent Determination Date) of such Lender's Revolving Commitment Percentage of the sum of Revolving Loans plus LOC Obligations plus Foreign Currency Loans plus Swingline Loans shall not exceed such Lender's Revolving Committed Amount and (B) the Dollar Amount (determined as of the most recent Determination Date) of such Lender's portion (including participation interests therein) of the sum of Foreign Currency Loans and LOC Obligations denominated in Available Foreign Currencies and Additional Foreign Currencies shall not exceed such Lender's Foreign Currency Committed Amount. Letters of Credit issued hereunder shall not have an original expiry date more than one year from the date of issuance or extension, nor an expiry date, whether as originally issued or by extension, extending beyond the Maturity Date. Each Letter of Credit shall comply with the related LOC Documents and shall be either (x) a standby letter of credit issued to support obligations (including pension or insurance obligations), contingent or otherwise, of the Borrower or, subject to subsection (f) below, of a Subsidiary of the Borrower, or (y) a commercial letter of credit in respect of the purchase of goods or services by the Borrower or, subject to subsection (f) below, a Subsidiary of the Borrower in the ordinary course of business. The issuance date of each Letter of Credit shall be a Business Day.

(b)......Notice and Reports. Each request for the issuance of a Letter of Credit shall be submitted by the Borrower to the Issuing Lender at least three Business Days prior to the requested date of issuance (or such shorter period as may be agreed by the Issuing Lender). The Issuing Lender will provide to the Agent at least monthly, and more frequently upon request by the Agent or the Required Lenders, a detailed summary report on its Letters of Credit and the activity thereon, in form and substance acceptable to the Agent. In addition, the Issuing Lender will provide to the Agent for dissemination to the Lenders at least quarterly, and more frequently upon request by the Agent or the Required Lenders, a detailed summary report on its Letters of Credit and the activity thereon, including the beneficiary, the face amount and the expiry date. The Issuing Lender will provide copies of the Letters of Credit to the Agent and the Lenders promptly upon request.

(c)......Participation.
----------------------
(1)......  On the  date  hereof,  each  Lender  shall  automatically  acquire  a participation in the liability of the Issuing Lender under each Existing Letter of Credit in an amount equal to its Revolving Commitment Percentage of such Existing Letter of Credit. Each Existing Letter of Credit shall be deemed for all purposes of this Credit Agreement and the other Credit Documents to be a
Letter of Credit.  (2)......  Each Lender,  upon issuance of a Letter of Credit, shall be deemed to have purchased without recourse a risk participation from the Issuing Lender in such Letter of Credit and the obligations arising thereunder, in each case in an amount equal to its Revolving Commitment Percentage of the obligations under such Letter of Credit and shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and be obligated to pay to the Issuing Lender therefor and discharge when due, its pro rata share of the obligations arising under such Letter of Credit. In the case of Letters of Credit denominated in Dollars or an Available Foreign Currency, without limiting the scope and nature of each Lender's participation in any Letter of Credit, to the extent that the Issuing Lender has not been reimbursed for a drawing as required hereunder or under any such Letter of Credit, each such Lender shall pay to the Issuing Lender in the same currency as the respective Letter of Credit an amount equal to its Revolving Commitment Percentage of such unreimbursed drawing in same day funds on the day of notification by the Issuing Lender of an unreimbursed drawing pursuant to the provisions of subsection (d) hereof. In the case of Letters of Credit denominated in an Additional Foreign Currency, without limiting the scope and nature of each Lender's participation in any Letter of Credit, to the extent that the Issuing Lender has not been reimbursed for a drawing as required hereunder or under any such Letter of Credit, each such Lender shall pay to the Issuing Lender the Dollar Amount (as of the date of such drawing) equal to its Revolving Commitment Percentage of such unreimbursed drawing in same day funds on the day of notification by the Issuing Lender of an unreimbursed drawing pursuant to the provisions of subsection (d) hereof. The obligation of each Lender to so reimburse the Issuing Lender shall be absolute and unconditional and shall not be affected by the occurrence of a Default, an Event of Default or any other occurrence or event. Any such reimbursement shall not relieve or otherwise impair the obligation of the Borrower to reimburse the Issuing Lender under any Letter of Credit, together with interest as hereinafter provided.
(d)......Reimbursement.  The Issuing Lender will promptly notify the Borrower of any drawing under any Letter of Credit. In the case of Letters of Credit denominated in Dollars or an Available Foreign Currency, unless the Borrower shall immediately notify the Issuing Lender that the Borrower intends to otherwise reimburse the Issuing Lender for such drawing, the Borrower shall be deemed to have requested that the Lenders make a borrowing of Revolving Loans or Foreign Currency Loans, as applicable, in the same currency as the respective Letter of Credit in an amount equal to such drawing as provided in subsection (e) hereof, the proceeds of which will be used to satisfy the related reimbursement obligations. In the case of Letters of Credit denominated in an Additional Foreign Currency, unless the Borrower shall immediately notify the Issuing Lender that the Borrower intends to otherwise reimburse the Issuing Lender for such drawing, the Borrower shall be deemed to have requested that the Lenders make a borrowing of Revolving Loans in the Dollar Amount (as of the date of such drawing) equal to such drawing as provided in subsection (e) hereof, the proceeds of which will be used to satisfy the related reimbursement obligations. The Borrower promises to reimburse the Issuing Lender on the day of drawing under any Letter of Credit (either with the proceeds of Revolving Loans or Foreign Currency Loans, as applicable, obtained hereunder or otherwise) in same day funds. If the Borrower shall fail to reimburse the Issuing Lender as provided above, the Dollar Amount of the unreimbursed amount of such drawing shall bear interest at a per annum rate equal to the Base Rate plus 2%. The Borrower's reimbursement obligations hereunder shall be absolute and unconditional under all circumstances irrespective of any rights of setoff, counterclaim or defense to payment the Borrower may claim or have against the Issuing Lender, the Agent, the Lenders, the beneficiary of the Letter of Credit drawn upon or any other Person, including any defense based on any failure of the Borrower to receive consideration or the legality, validity, regularity or unenforceability of the Letter of Credit. In the case of Letters of Credit denominated in Dollars or an Available Foreign Currency, the Issuing Lender will promptly notify the other Lenders of the amount of any unreimbursed drawing and each Lender shall promptly pay to the Agent for the account of the Issuing Lender in the same currency as the respective Letter of Credit, in immediately available funds, the amount of such Lender's pro rata share of such unreimbursed drawing. In the case of Letters of Credit denominated in an Additional Foreign Currency, the Issuing Lender will promptly notify the other Lenders of the amount of any unreimbursed drawing and each Lender shall promptly pay to the Agent for the account of the Issuing Lender the Dollar Amount (as of the date of such unreimbursed drawing), in immediately available funds, of the amount of such Lender's pro rata share of such unreimbursed drawing. Such payment shall be made on the day such notice is received by such Lender from the Issuing Lender if such notice is received at or before 2:00 P.M. (Chicago, Illinois time); otherwise such payment shall be made at or before 12:00 Noon (Chicago, Illinois time) on the next succeeding Business Day. If such Lender does not pay such amount to the Issuing Lender in full upon such request, such Lender shall, on demand, pay to the Agent for the account of the Issuing Lender interest on the unpaid amount during the period from the date of such drawing until such Lender pays such amount to the Issuing Lender in full at a rate per annum equal to, if paid within two Business Days of the date that such Lender is required to make payment of such amount pursuant to the preceding sentence, the Federal Funds Rate and thereafter at the Base Rate. Each Lender's obligation to make such payment to the Issuing Lender, and the right of the Issuing Lender to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever, shall be made without regard to the termination of this Credit Agreement or the Commitments hereunder, the existence of a Default or Event of Default or the acceleration of the obligations of the Borrower hereunder and shall be made without any offset, abatement, withholding or reduction whatsoever. Simultaneously with the making of each such payment by a Lender to the Issuing Lender, such Lender shall, automatically and without any further action on the part of the Issuing Lender or such Lender, acquire a participation in an amount equal to such payment (excluding the portion of such payment constituting interest owing to the Issuing Lender) in the related unreimbursed drawing portion of the LOC Obligation and in the interest thereon and in the related LOC Documents, and shall have a claim against the Borrower with respect thereto.

(e)......Repayment with Revolving Loans and Foreign  Currency Loans. In the case of any Letter of Credit denominated in Dollars or an Available Foreign Currency, on any day on which the Borrower shall have requested, or been deemed to have requested, a borrowing of Revolving Loans or Foreign Currency Loans, as appropriate, to reimburse a drawing under a Letter of Credit, the Agent shall give notice to the Lenders that a borrowing of Revolving Loans or Foreign Currency Loans, as appropriate, has been requested or deemed requested by the Borrower to be made in connection with a drawing under a Letter of Credit, in which case a borrowing of Revolving Loans or Foreign Currency Loans, as appropriate, comprised of Base Rate Loans (or Eurocurrency Loans to the extent the Borrower has complied with the procedures of Section 2.1(b)(i) with respect thereto) shall be immediately made to the Borrower by all Lenders (notwithstanding any termination of the Commitments pursuant to
         Section 9.2) pro rata based on the respective Revolving Commitment Percentages of the Lenders (determined before giving effect to any termination of the Commitments pursuant to Section 9.2) and the proceeds thereof shall be paid directly to the Issuing Lender for application to the respective LOC Obligations. In the case of any Letter of Credit denominated in an Additional Foreign Currency, on any day on which the Borrower shall have requested, or been deemed to have requested, a borrowing of Revolving Loans to reimburse a drawing under such Letter of Credit, the Agent shall give notice to the Lenders that a borrowing of Revolving Loans has been requested or deemed requested by the Borrower to be made in connection with a drawing under a Letter of Credit denominated in an Additional Foreign Currency, in which case Revolving Loans in the Dollar Amount (on the date of such drawing) equal to such drawing comprised of Base Rate Loans (or Eurocurrency Loans to the extent the Borrower has complied with the procedures of
         Section 2.1(b)(i) with respect thereto) shall be immediately made to the Borrower by all Lenders (notwithstanding any termination of Commitments pursuant to Section 9.2) pro rata based on the respective Revolving Commitment Percentages of the Lenders (determined before giving effect to any termination of the Commitments pursuant to Section 9.2) and the proceeds thereof shall be paid directly to the Issuing Lender for application to the respective LOC Obligations. Each Lender hereby irrevocably agrees to make its pro rata share of each such
         Revolving Loan or Foreign Currency Loan, as the case may be, immediately upon any such request or deemed request in the amount, in the manner and on the date specified in the preceding sentence notwithstanding (i) that the amount of such borrowing may not comply with the minimum amount for borrowings of Revolving Loans or Foreign Currency Loans otherwise required hereunder, (ii) whether any conditions specified in Section 5.2 are then satisfied, (iii) whether a Default or an Event of Default then exists, (iv) failure of any such request or deemed request for Revolving Loans or Foreign Currency Loans, as the case may be, to be made by the time otherwise required hereunder, (v) whether the date of such borrowing is a date on which Revolving Loans or Foreign Currency Loans, as the case may be, are otherwise permitted to be made hereunder or (vi) any termination of the Commitments relating thereto immediately prior to or contemporaneously with such borrowing. In the event that any Revolving Loan or Foreign Currency Loan, as the case may be, cannot for any reason be made on the date otherwise required above (including as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Borrower), then each Lender hereby agrees that it shall forthwith purchase (as of the date such borrowing would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) from the Issuing Lender such participation in the outstanding LOC Obligations as shall be necessary to cause such Lender to share in such LOC Obligations ratably (based upon the respective Revolving Commitment Percentages of the Lenders (determined before giving effect to any termination of the Commitments pursuant to Section 9.2)), provided that in the event such payment is not made on the day of drawing, such Lender shall pay in addition to the Issuing Lender interest on the amount of its unfunded Participation Interest at a rate equal to, if paid within two Business Days of the date of drawing, the Federal Funds Rate, and thereafter at the Base Rate.

(f)......Designation of Subsidiary as Account Party. Notwithstanding anything to the contrary set forth in this Credit Agreement, including Section 2.2(a), a Letter of Credit issued hereunder may contain a statement to the effect that such Letter of Credit is issued for the account of a Subsidiary of the Borrower, provided that, notwithstanding such statement, the Borrower shall be the actual account party for all purposes of this Credit Agreement for such Letter of Credit, and such statement shall not affect the Borrower's reimbursement obligations hereunder with respect to such Letter of Credit.

(g)......Renewal,  Extension.  The renewal or  extension of any Letter of Credit shall, for purposes hereof, be treated in all respects the same as the issuance of a new Letter of Credit hereunder.

(h)......Uniform Customs and Practices.  The Issuing Lender may have the Letters of Credit be subject to The Uniform Customs and Practice for Documentary Credits, as published as of the date of issue by the
         International Chamber of Commerce (the "UCP") or the most recent International Standby Practices issued by the Institute for International Banking Law & Practice, Inc. (the "ISP"), in which case the UCP or the ISP may be incorporated therein and deemed in all respects to be a part thereof.

(i)......Indemnification; Nature of Issuing Lender's Duties.
-----------------------------------------------------------
     (1)......  In addition to its other obligations under this Section 2.2, the
     Borrower hereby agrees to protect, indemnify, pay and save the Issuing Lender harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees actually incurred) that the Issuing Lender may incur or be subject to as a consequence, direct or indirect, of (A) the issuance of any Letter of Credit or (B) the failure of the Issuing Lender to honor a drawing under a Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions, herein
     called  "Government  Acts").   ---------------  (2)......  As  between  the
     Borrower and the Issuing Lender, the Borrower shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. The Issuing Lender shall not be responsible for: (A) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason; (C) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (D) any loss or delay in the transmission or otherwise of any document required to make a drawing under a Letter of Credit or of the proceeds thereof; or (E) any consequences arising from causes beyond the control of the Issuing Lender, including action of any Governmental Authority. None of the above shall affect, impair, or prevent the vesting
     of  the  Issuing  Lender's  rights  or  powers  hereunder.   (3)......   In
     furtherance and extension and not in limitation of the specific provisions set forth above, any action taken or omitted by the Issuing Lender under or in connection with any Letter of Credit or the related certificates, if taken or omitted in good faith, shall not put such Issuing Lender under any resulting liability to the Borrower. It is the intention of the parties that this Credit Agreement shall be construed and applied to protect and indemnify the Issuing Lender against any and all risks involved in the issuance of the Letters of Credit, all of which risks are hereby assumed by the Borrower, including any and all risks of actions by any Governmental Authority. The Issuing Lender shall not, in any way, be liable for any failure by the Issuing Lender or anyone else to pay any drawing under any Letter of Credit as a result of any action of any Governmental Authority or any other cause beyond the control of the Issuing Lender. (4)...... Nothing in this subsection (i) is intended to limit the reimbursement obligations of the Borrower contained in subsection (d) above. The obligations of the Borrower under this subsection (i) shall survive the termination of this Credit Agreement. No act or omissions of any current or prior beneficiary of a Letter of Credit shall in any way affect or impair the rights of the Issuing Lender to enforce any right, power or benefit under this Credit
     Agreement. (5)......  Notwithstanding anything to the contrary contained in this subsection (i), the Borrower shall have no obligation to indemnify the Issuing Lender in respect of any liability incurred by the Issuing Lender
     (A) arising solely out of the gross negligence or willful misconduct of the Issuing Lender, as determined by a court of competent jurisdiction, or (B) caused by the Issuing Lender's failure to pay under any Letter of Credit after presentation to it of a request strictly complying with the terms and conditions of such Letter of Credit, as determined by a court of competent jurisdiction, unless such payment is prohibited by any law, regulation, court order or decree.
(j)......Responsibility of Issuing Lender. It is expressly understood and agreed that the obligations of the Issuing Lender hereunder to the Lenders are only those expressly set forth in this Credit Agreement and that the Issuing Lender shall be entitled to assume that the conditions precedent set forth in Section 5.2 have been satisfied unless it shall have acquired actual knowledge that any such condition precedent has not been satisfied; provided, however, that nothing set forth in this
         Section 2.2 shall be deemed to prejudice the right of any Lender to recover from the Issuing Lender any amounts made available by such Lender to the Issuing Lender pursuant to this Section 2.2 in the event that it is determined by a court of competent jurisdiction that any payment with respect to a Letter of Credit constituted gross negligence or willful misconduct on the part of the Issuing Lender.

(k)......Conflict with LOC Documents.  In the event of any conflict between this
         Credit Agreement and any LOC Document (including any letter of credit application, but excluding any Letter of Credit), this Credit Agreement shall control.

SECTION 2.3                Foreign Currency Loan Subfacility.
                           ---------------------------------

(a)......Foreign Currency Commitment.  During the Commitment Period, each Lender severally agrees to make certain foreign currency revolving loans in Available Foreign Currencies ("Foreign Currency Loans") to the Borrower from time to time in the amount of such Lender's Foreign Currency Commitment Percentage of such Foreign Currency Loans; provided, however, that the Dollar Amount (as determined as of the most recent Determination Date) of the sum of Foreign Currency Loans outstanding at any time shall not exceed the Foreign Currency Committed Amount; and provided, further, (i) with regard to each Lender individually, (A) the Dollar Amount (determined as of the most recent Determination Date) of such Lender's Revolving Commitment Percentage of the sum of the Revolving Loans plus Foreign Currency Loans plus LOC Obligations plus Swingline Loans shall not exceed such Lender's Revolving Commitment Percentage of the Revolving Committed Amount, and (B) the Dollar Amount (determined as of the most recent Determination Date) of such Lender's portion (including participation interests therein) of the Foreign Currency Loans outstanding shall not exceed such Lender's Foreign Currency Commitment Percentage of the Foreign Currency Committed Amount, (ii) with regard to the Lenders collectively, the Dollar Amount (as determined as of the most recent Determination Date) of the Revolving Obligations shall not exceed the Aggregate Revolving Committed Amount, and (iii) with regard to the Lenders collectively, the Dollar Amount (determined as of the most recent Determination Date) of the sum of Foreign Currency Loans plus LOC Obligations with respect to Letters of Credit denominated in Available Foreign Currencies and Additional Foreign Currencies shall not exceed $30,000,000 at any time. Foreign Currency Loans shall consist solely of Eurocurrency Loans and may be repaid and reborrowed in accordance with the provisions hereof. For purposes hereof, Eurocurrency Loans with different Interest Periods and/or in different currencies shall be considered as separate
         Eurocurrency Loans, even if they begin on the same date, although borrowings, continuations and conversions may, in accordance with the provisions hereof, be combined at the end of existing Interest Periods to constitute a new Eurocurrency Loan with a single Interest Period and in the same currency.

(b)......Foreign Currency Loan Borrowings.
-----------------------------------------
     (1)......  Notice  of  Borrowing.  The  Borrower  shall  request  a Foreign
Currency Loan borrowing by ------------------- written notice (or telephone notice promptly confirmed in writing) to the Agent not later than 11:00 A.M. (Chicago, Illinois time) on the third Business Day prior to the date of the requested borrowing. Each such request for borrowing shall be irrevocable and shall specify (A) that a Foreign Currency Loan is requested, (B) the requested Available Foreign Currency, (C) the date of the requested borrowing (which shall be a Business Day), (D) the aggregate principal amount to be borrowed and (E) the Interest Period(s) therefor. If the Borrower shall fail to specify in any such Notice of Borrowing an applicable Interest Period, then such notice shall be deemed to be a request for an Interest Period of one month. The Agent shall give notice to each Lender promptly upon receipt of each Notice of Borrowing, the contents thereof and each such Lender's share of any borrowing to be made
pursuant  thereto.   (2)......  Minimum  Amounts.  Each  Foreign  Currency  Loan
borrowing shall be in a minimum aggregate --------------- principal amount equal to the applicable Foreign Currency Equivalent of $2,000,000 and integral multiples of the applicable Foreign Currency Equivalent of $100,000 in excess thereof (or the remaining amount of the Foreign Currency Commitment, if less).
(3)......  Advances.  Each  Lender  will make its  Foreign  Currency  Commitment
Percentage of each -------- Foreign Currency Loan borrowing available to the Agent by 1:00 P.M., local time in the place where such deposit is required to be made by the succeeding terms hereof, on the date specified in the applicable Notice of Borrowing by deposit with the Agent, at the same place and same account specified in Section 3.14(b) for payments by the Borrower in the applicable Available Foreign Currency, of same day funds in the applicable Available Foreign Currency. Such deposit will be made to such accounts in the primary market for such Available Foreign Currency as the Agent shall specify from time to time by notice to the Lenders. To the extent funds are received from the Lenders, the Agent shall promptly make such funds available to the Borrower by wire transfer to such accounts as the Borrower shall have specified to the Agent.
(c)......Repayment.  The principal amount of all Foreign Currency Loans shall be due and payable in full in the applicable Available Foreign Currency on the Maturity Date.

(d)......Interest.  Subject to the provisions of Section 3.1,  Foreign  Currency
         Loans shall bear interest at a per annum rate equal to the Eurocurrency Rate plus the Applicable Percentage. Interest on Foreign Currency Loans shall be payable (in the applicable Available Foreign Currency) in arrears on each applicable Interest Payment Date (or at such other times as may be specified herein).

(e)......Foreign Currency Notes. The Foreign Currency Loans of each Lender shall be evidenced by a Revolving Note in favor of such Lender.

SECTION 2.4                Swingline Loan Subfacility.
                           --------------------------

(a)......Swingline  Commitment.  Subject to the terms and conditions hereof, the
         Swingline Lender, in its individual capacity, agrees to make certain revolving credit loans to the Borrower (each a "Swingline Loan" and, collectively, the "Swingline Loans") from time to time from the Effective Date until the earlier of (i) the Business Day one day prior to the date of Bank of America's resignation as Agent and (ii) the Maturity Date; provided that (i) the aggregate amount of Swingline Loans outstanding at any time shall not exceed the Swingline Committed Amount and (ii) with regard to the Lenders collectively, the amount of outstanding Revolving Obligations outstanding (including the Dollar Amount (determined as of the most recent Determination Date) of the outstanding Foreign Currency Loans) shall not exceed the Aggregate
         Revolving Committed Amount, as changed from time to time. Swingline Loans hereunder shall be made in accordance with the provisions of this
         Section 2.4, and may be repaid and reborrowed in accordance with the provisions hereof.

(b)......Swingline Loans.
------------------------
     (1)...... Notices; Disbursement.  Whenever the Borrower desires a Swingline
Loan it shall give --------------------- written notice (or telephone notice promptly confirmed in writing) to the Swingline Lender not later than 11:00 A.M. (Chicago, Illinois time) on the Business Day of the requested Swingline Loan. Each such notice shall be irrevocable and shall specify (A) that a Swingline Loan is requested, (B) the date of the requested Swingline Loan (which shall be a Business Day) and (C) the principal amount of the Swingline Loan requested. Each Swingline Loan shall have such maturity date as the Swingline Lender and the Borrower shall agree upon receipt by the Swingline Lender of any such notice from the Borrower. The Swingline Lender shall initiate the transfer of funds representing the Swingline Loan to the Borrower by 3:00 P.M. (Chicago, Illinois
time) on the Business Day of the requested borrowing. (2)...... Minimum Amounts.
Each Swingline Loan shall be in a minimum  principal  amount of  ---------------
$1,000,000  and in integral  multiples  of  $100,000  in excess  thereof (or the remaining  amount  of  the  Swingline  Committed  Amount,  if  less).  (3)......
Repayment of Swingline Loans. The principal amount of all Swingline Loans shall be ---------------------------- due and payable on the earlier of (A) the Business Day one day prior to the date of Bank of America's resignation as Agent hereunder and (B) the Maturity Date. The Swingline Lender may, at any time, in its sole discretion, by written notice to the Borrower and the Lenders, demand repayment of the Swingline Loans by way of a borrowing of Revolving Loans in which case the Borrower shall be deemed to have requested a borrowing of Revolving Loans comprised solely of Base Rate Loans in the amount of such Swingline Loans; provided that any such demand shall be deemed to have -------- been given one Business Day prior to the Maturity Date and on the date of the occurrence of any Event of Default described in Section 9.1 and upon acceleration of the indebtedness hereunder and the exercise of remedies in accordance with the provisions of Section 9.2. Each Lender hereby irrevocably agrees to make its pro rata share of each such Revolving Loan in the amount, in the manner and on the date specified in the preceding sentence notwithstanding
(I) that the amount of such --------------- borrowing may not comply with the minimum amount for borrowings of Revolving Loans otherwise required hereunder,
(II) whether any conditions specified in Section 5.2 are then satisfied, (III) whether a Default or an Event of Default then exists, (IV) failure of any such request or deemed request for Revolving Loan to be made by the time otherwise required hereunder, (V) whether the date of such borrowing is a date on which Revolving Loans are otherwise permitted to be made hereunder or (VI) any termination of the Commitments relating thereto immediately prior to or contemporaneously with such borrowing. In the event that any Revolving Loan cannot for any reason be made on the date otherwise required above (including as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Borrower), then each Lender hereby agrees that it shall forthwith purchase (as of the date such borrowing would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) from the Swingline Lender such participations in the outstanding Swingline Loans as shall be necessary to cause such Lender to share in such Swingline Loans ratably (based upon the respective Revolving Commitment Percentages of the Lenders (determined before giving effect to any termination of the Commitments pursuant to Section 9.2)), provided that (A) all interest payable on the Swingline Loans shall be for the account of the Swingline Lender until the date as of which the respective participation is purchased and (B) at the time any purchase of participations pursuant to this sentence is actually made, the purchasing Lender shall be required to pay to the Swingline Lender, to the extent not paid to the Swingline Lender by the Borrower in accordance with the terms of subsection (c) below, interest on the principal amount of the participation purchased for each day from and including the day upon which such borrowing would otherwise have occurred to but excluding the date of payment for such participation, at a rate equal to, if paid within two Business Days of the date on which such borrowing has occurred, the Federal Funds Rate, and thereafter at the Base Rate.
(c)......Interest on Swingline Loans.  Subject to the provisions of Section 3.1,
         (i) each Swingline Loan shall bear interest at per annum rate equal to the Eurocurrency Rate (calculated for such periods, not to exceed seven days, as the Borrower and the Swingline Lender may agree, it being understood that for purposes of the definition of Eurocurrency Rate and any related definition, any such period shall be deemed to be an "Interest Period") plus 0.25% plus the Applicable Percentage; and (ii) interest on Swingline Loans shall be payable in arrears on each applicable Interest Payment Date (or at such other times, not less frequently than quarterly, as may be agreed by the Borrower and the Swingline Lender).

(d)......Swingline  Note.  The  Swingline  Loans  shall be  evidenced  by a duly executed promissory note of the Borrower to the Swingline Lender in substantially the form of Exhibit B-2.

SECTION 3
                 OTHER PROVISIONS RELATING TO CREDIT FACILITIES

             3.1  Default Rate.
                  ------------

 .........At the written  direction of the Required  Lenders upon the occurrence, and during the continuance, of an Event of Default, the principal of and, to the extent permitted by law, interest on the Loans and any other amounts owing hereunder or under the other Credit Documents shall bear interest, payable on demand, at a per annum rate 2% greater than the rate which would otherwise be applicable (or if no rate is applicable, whether in respect of interest, fees or other amounts, then 2% greater than the Base Rate).

3.2......Continuation and Conversion.
         ---------------------------

 .........Subject  to the terms of  Section  5.2,  the  Borrower  shall  have the option, on any Business Day, to continue existing Loans into a subsequent permissible Interest Period or to convert Revolving Loans into Revolving Loans of another interest rate type; provided, however, that (i) except as provided in
Section 3.8, Eurocurrency Loans may be converted into Base Rate Loans only on the last day of the Interest Period applicable thereto, (ii) Eurocurrency Loans may be continued, and Base Rate Loans may be converted into Eurocurrency Loans, only if no Default or Event of Default is in existence on the date of continuation or conversion and the conditions set forth in subsections (a), (b) and (c) of Section 5.2 have been satisfied, (iii) Loans continued as, or converted into, Eurocurrency Loans shall be subject to the terms of the definition of "Interest Period" set forth in Section 1.1 and shall be in such minimum amounts as provided in, with respect to Revolving Loans, Section 2.1(b)(ii) or, with respect to Foreign Currency Loans, Section 2.3(b)(ii) and
(iv) any request for continuation or conversion of a Eurocurrency Loan which shall fail to specify an Interest Period shall be deemed to be a request for an Interest Period of one month. Each such continuation or conversion shall be effected by the Borrower by giving a Notice of Continuation/Conversion (or telephone notice promptly confirmed in writing) to the Agent prior to 11:00 A.M. (Chicago, Illinois time) on the Business Day of, in the case of the conversion of a Eurocurrency Loan into a Base Rate Loan, and on the third Business Day prior to, in the case of the continuation of a Eurocurrency Loan as, or conversion of a Base Rate Loan into, a Eurocurrency Loan, the date of the proposed continuation or conversion, specifying the date of the proposed continuation or conversion, the Loans to be so continued or converted, the types of Loans into which such Loans are to be converted and, if appropriate, the applicable Interest Periods with respect thereto. Each request for continuation or conversion shall be irrevocable and shall constitute a representation and warranty by the Borrower of the matters specified in subsections (a) through (c) of Section 5.2. In the event the Borrower fails to request continuation or conversion of any Eurocurrency Loan in accordance with this Section, or any such conversion or continuation is not permitted or required by this Section, then
(i) in the case of any Eurocurrency Loan which is not a Foreign Currency Loan, such Eurocurrency Loan shall be automatically converted into a Base Rate Loan at the end of the Interest Period applicable thereto and (ii) in the case of any Foreign Currency Loan, such Eurocurrency Loan shall be automatically continued as a Eurocurrency Loan in the same Available Foreign Currency for an Interest Period of one month. The Agent shall give each Lender notice as promptly as practicable of any such proposed continuation or conversion affecting any Loan.

3.3......Prepayments.
         -----------

(a)......Voluntary Prepayments.  Loans may be repaid in whole or in part without premium or penalty; provided that (i) any prepayment of Eurocurrency Loans other than at the end of the Interest Period applicable thereto will be subject to terms of Section 3.11, (ii) Eurocurrency Loans may be prepaid by the Borrower only after giving three Business Days' prior written notice to the Agent of the requested prepayment, (iii) Base Rate Loans may be prepaid by the Borrower by giving notice to the Agent prior to 11:00 a.m. (Chicago, Illinois time) on the date of the requested prepayment, and (iv) each partial prepayment shall be in a minimum principal Dollar Amount of $1,000,000 and in integral multiples of $100,000 in excess thereof. Amounts prepaid hereunder may be reborrowed in accordance with the provisions hereof. Unless otherwise specified by the Borrower, any voluntary prepayments shall be applied first to Base Rate Loans and then to Eurocurrency Loans in direct order of their Interest Period maturities.

(b)......Mandatory  Prepayments.  If at any  time  (i)  the  Dollar  Amount  (as determined as of the most recent Determination Date) of the Revolving Obligations then outstanding shall exceed the Aggregate Revolving
         Committed Amount, as changed from time to time, (ii) the aggregate amount of LOC Obligations outstanding shall exceed the LOC Committed Amount, or (iii) the Dollar Amount (determined as of the most recent Determination Date) of Foreign Currency Loans shall exceed the Foreign Currency Committed Amount, the Borrower shall immediately make payment on the Loans and/or to a cash collateral account in respect of the LOC Obligations, in an amount sufficient to eliminate the deficiency. Any such mandatory prepayments shall be applied first to Loans in the currency in which such payment is received (first to Base Rate Loans and then to Eurocurrency Loans in direct order of their Interest Period maturities) and then to a cash collateral account to secure LOC Obligations. Amounts prepaid hereunder may be reborrowed in accordance with the provisions hereof.

3.4        Changes in Commitments.
           ----------------------

3.4......(a)   Voluntary Reductions in Commitments.
            --------------------------------------

(1) Revolving Commitment. The Borrower may from time to time permanently reduce the aggregate amount of the Revolving Commitments in whole or in part without premium or penalty except as provided in Section 3.11 upon three Business Days' prior written notice to the Agent, provided that (A) after giving effect to any voluntary reduction the Dollar Amount (as determined as of the most recent Determination Date) of the Revolving Obligations then outstanding shall not exceed the Aggregate Revolving Committed Amount, as changed from time to time, and (B) partial reductions shall be in the minimum principal amount of $1,000,000, and in integral multiples of $1,000,000 in excess thereof.

(2) Foreign Currency Commitment. The Borrower may from time to time permanently reduce the aggregate amount of the Foreign Currency Commitments in whole or in part without premium or penalty except as provided in
                           Section 3.11 upon three Business Days' prior written notice to the Agent, provided that (A) after giving effect to any voluntary reduction the Dollar Amount (as determined as of the most recent Determination
                           Date) of the Foreign Currency Loans then outstanding shall not exceed the Foreign Currency Committed Amount, as reduced from time to time, (B) after giving effect to any voluntary reduction the Dollar Amount (as determined as of the most recent Determination Date) of the Revolving Obligations then outstanding shall not exceed the Aggregate Revolving Committed Amount, as changed from time to time and
                           (C) partial reductions shall be in the minimum principal amount of $1,000,000, and in integral multiples of $1,000,000 in excess thereof.

         (b) Mandatory Reductions in Commitments. At such time as the Borrower or any of its Subsidiaries consummates an Asset Disposition, the Borrower shall immediately notify the Agent of (a) the consummation of such Asset Disposition and (b) the amount of Net Cash Proceeds received by the Borrower or Subsidiary in connection with such Asset Disposition. The Credit Parties hereby agree that the aggregate amount of the Revolving Commitments shall be permanently reduced by an amount equal to the Net Cash Proceeds received by the Borrower or any Subsidiary from each such Asset Disposition.
     (c)  Optional  Increase  in  Revolving  Commitments.  Optional  Increase in
Aggregate                Revolving               Committed               Amount.
---------------------------------------------------
--------------------------------------------------------- The Borrower may, from time to time,  by means of a letter  to the Agent  substantially  in the form of
Exhibit I, request that the Revolving Commitments be increased by (a) increasing the Revolving --------- Commitment of one or more Lenders which have agreed to such increase and/or (b) adding one or more commercial banks or other Persons as a party hereto (each an "Additional Lender") with a Revolving Commitment in an amount agreed to by any such Additional Lender; provided that (i) no Additional Lender -------- shall be added as a party hereto without the written consent of the Agent (which shall not be unreasonably withheld) or if a Default or an Event of Default exists, and (ii) in no event shall the Aggregate Revolving Committed Amount exceed $175,000,000 without the written consent of all Lenders. Any increase in the Aggregate Revolving Committed Amount pursuant to this Section 3.4(c) shall be -------------- effective three Business Days after the date on which the Agent has received and accepted the applicable increase letter in the form of Annex 1 to Exhibit I (in the case of an increase in the Revolving --------- Commitment of an existing Lender) or assumption letter in the form of Annex 2 to Exhibit I (in the case --------- of the addition of a commercial bank or other Person as a new Lender). The Agent shall promptly notify the Borrower and the Lenders of any increase in the amount of the Aggregate Revolving Committed Amount pursuant to this Section 3.4(c) and of the Revolving Commitment and Revolving Commitment Percentage of -------------- each Lender after giving effect thereto. The Borrower acknowledges that, in order to maintain Loans in accordance with each Lender's Revolving Commitment Percentage, a reallocation of the Revolving Commitments as a result of a non-pro-rata increase in the Aggregate Revolving Committed Amount may require prepayment of all or portions of certain Loans on the date of such increase (and any such prepayment shall be subject to the provisions of Section 3.11). In connection with any increase in the ------------ Aggregate Revolving Committed Amount, the Borrower agrees to deliver new Notes or replacement Notes to the order of each Additional Lender and each Lender which is increasing its Revolving Commitment in the amount of such Lender's Revolving Commitment after giving effect to such increase in the Aggregate Revolving Committed Amount.
           3.5    Fees.
                  ----

          (a) Unused Fee. In consideration of the Revolving Commitments hereunder, the Borrower agrees to pay to the Agent, for the ratable benefit of the Lenders, a fee (the "Unused Fee") equal to the Applicable Percentage per annum for Unused Fees then in effect (calculated on the basis of actual number of days elapsed in a year of 360 days) on the average daily unused portion of the Revolving Committed Amount for the applicable period. The Unused Fee shall accrue from the date hereof and shall be payable quarterly in arrears on the 15th day following the last day of each calendar quarter for the immediately preceding quarter (or portion thereof) beginning with the first such date to occur after the date hereof. For purposes of computation of the Unused Fee, Swingline Loans shall not be counted toward or considered usage under the Revolving Loan facility.

         (b)   Letter of Credit Fees.
            ------------------------

(1) Letter of Credit Issuance Fee. In consideration of the issuance of Letters of Credit hereunder, the Borrower promises to pay to the Agent, for the account of each Lender, a fee (the "Letter of Credit Fee") on such Lender's Revolving Commitment Percentage of the average daily maximum amount available to be drawn under each such Letter of Credit, computed at a per annum rate for each day from the date of issuance to the date of expiration equal to the Applicable Percentage for the Letter of Credit Fee. The Letter of Credit Fee will be payable quarterly in arrears on the last Business Day of each March, June, September and December for the immediately preceding quarter (or a portion thereof).

(2) Issuing Lender Fee. In addition to the Letter of Credit Fee payable pursuant to clause (i) above, the Borrower promises to pay to the applicable Issuing Lender for its own account without sharing by the other Lenders (A) a letter of credit fronting fee of 0.125% per annum on the average daily maximum amount available to be drawn under outstanding Letters of Credit, payable quarterly in arrears with the Letter of Credit Fee, and (B) customary charges from time to time of the Issuing Lender with respect to the issuance, amendment, transfer, administration, cancellation and conversion of, and drawings under, such Letters of Credit.

     (c) Administrative Fees. The Borrower agrees to pay to the Agent, for its own account, an annual ------------------- administrative fee and such other fees, if any, referred to in the Agent's Fee Letter.
             3.6  Capital Adequacy.
                  ----------------

         If any Lender has determined, after the date hereof, that the adoption or the effectiveness of, or any change in, or any change by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof in the interpretation or administration of, any applicable law, rule or regulation regarding capital adequacy, or compliance by such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's capital or assets as a consequence of its commitments or obligations hereunder to a level below that which such Lender could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Lender's policies with respect to capital adequacy), then, upon notice from such Lender to the Borrower, the Borrower shall be obligated to pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction. Each determination by any such Lender of amounts owing under this Section shall, absent manifest error, be conclusive and binding on the parties hereto.

              3.7 Inability To Determine Interest Rate.
                  ------------------------------------

         If prior to the first day of any Interest Period, the Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurocurrency Rate for the applicable currency for such Interest Period, the Agent shall give facsimile or telephonic notice thereof to the Borrower and the Lenders as soon as practicable thereafter. If such notice is given (a) any Eurocurrency Loans requested to be made on the first day of such Interest Period shall, unless the Borrower cancels the request for such Loans, be made as Base Rate Loans and (b) any Loans that were to have been converted on the first day of such Interest Period to or continued as Eurocurrency Loans shall be converted to or continued as Base Rate Loans (in each case, if the requested Eurocurrency Loans were Foreign Currency Loans, in the Dollar Amount of such requested Loans). Until such notice has been withdrawn by the Agent, no further Eurocurrency Loans in the affected currency shall be made or continued as such, nor (if the affected currency is Dollars) shall the Borrower have the right to convert Base Rate Loans to Eurocurrency Loans.

             3.8  Illegality.
                  ----------

         Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof occurring after the date hereof shall make it unlawful for any Lender to make or maintain Eurocurrency Loans or Foreign Currency Loans as contemplated by this Credit Agreement, (a) such Lender shall promptly give written notice of such circumstances to the Borrower and the Agent (which notice shall be withdrawn whenever such circumstances no longer exist), (b) the commitment of such Lender hereunder to make Eurocurrency Loans or Foreign Currency Loans, continue Eurocurrency Loans or Foreign Currency Loans as such and convert Base Rate Loans to Eurocurrency Loans shall forthwith be canceled and, until such time as it shall no longer be unlawful for such Lender to make or maintain Eurocurrency Loans or Foreign Currency Loans, such Lender shall then have a commitment only to make a Base Rate Loan when a Eurocurrency Loan or Foreign Currency Loan is requested and (c) such Lender's Loans then outstanding as Eurocurrency Loans or Foreign Currency Loans, if any, shall be converted automatically to Base Rate Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurocurrency Loan or Foreign Currency Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to Section 3.11.

             3.9  Requirements of Law.
                  -------------------

         If, after the date hereof, the adoption of or any change in any Requirement of Law or in the interpretation or application thereof applicable to any Lender, or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority, in each case made subsequent to the date hereof (or, if later, the date on which such Lender becomes a Lender):

          (a) shall subject such Lender to any tax of any kind whatsoever with respect to any Letter of Credit, any Eurocurrency Loans made by it or its obligation to make Eurocurrency Loans, or change the basis of taxation of payments to such Lender in respect thereof (except for (i) Non-Excluded Taxes covered by Section 3.10 (including Non-Excluded Taxes imposed solely by reason of any failure of such Lender to comply with its obligations under Section 3.10(b)) and (ii) changes in taxes measured by or imposed upon the overall net income, or franchise tax (imposed in lieu of such net income tax), of such Lender or its applicable lending office, branch, or any affiliate thereof));

          (b) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the Eurocurrency Rate hereunder; or

     (c) shall impose on such Lender any other condition (excluding any tax of any kind whatsoever); and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Eurocurrency Loans or issuing or participating in Letters of Credit or to reduce any amount receivable hereunder in respect thereof, then, in any such case, upon notice to the Borrower from such Lender, through the Agent, in accordance herewith, the
Borrower shall be obligated to promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender for such increased cost or reduced amount receivable, provided that, in any such case, the Borrower may elect to convert the Eurocurrency Loans made by such Lender hereunder to Base Rate Loans by giving the Agent at least one Business Day's notice of such election, in which case the Borrower shall promptly pay to such Lender, upon demand, without duplication, such amounts, if any, as may be required pursuant to Section 3.11 and this Section 3.9. If any Lender becomes entitled to claim any additional amounts pursuant to this subsection, it shall provide prompt notice thereof to the Borrower, through the Agent, certifying (x) that one of the events described in this Section 3.9 has occurred and describing in reasonable detail the nature of such event, (y) as to the increased cost or reduced amount resulting from such event and (z) as to the additional amount demanded by such Lender and a reasonably detailed explanation of the calculation thereof. Such a certificate as to any additional amounts payable pursuant to this subsection submitted by such Lender, through the Agent, to the Borrower shall be conclusive and binding on the parties hereto in the absence of manifest error. This covenant shall survive the termination of this Credit Agreement and the payment of the Loans and all other amounts payable hereunder.
            3.10          Taxes.
                          -----

          (a) Except as provided below in this subsection, all payments made by the Borrower under this Credit Agreement and any Note shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any court, or governmental body, agency or other official, excluding taxes measured by or imposed upon the overall net income of any Lender or its applicable lending office, or any branch or affiliate thereof, and all franchise taxes, branch taxes, taxes on doing business or taxes on the overall capital or net worth of any Lender or its applicable lending office, or any branch or affiliate thereof, in each case imposed in lieu of net income taxes, imposed: (i) by the jurisdiction under the laws of which such Lender, applicable lending office, branch or affiliate is organized or is located, or in which its principal executive office is located, or any nation within which such jurisdiction is located or any political subdivision thereof; or
          (ii) by reason of any connection between the jurisdiction imposing such tax and such Lender, applicable lending office, branch or affiliate other than a connection arising solely from such Lender having executed, delivered or performed its obligations, or received payment under or enforced, this Credit Agreement or any Note. If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded Taxes") are required to be withheld from any amounts payable to the Agent or any Lender hereunder or under any Note, (A) the amounts so payable to the Agent or such Lender shall be increased to the extent necessary to yield to the Agent or such Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Credit Agreement and any Note, provided, however, that the Borrower shall be entitled to deduct and withhold any Non-Excluded Taxes and shall not be required to increase any such amounts payable to any Lender that is not organized under the laws of the United States of America or a state thereof if such Lender fails to comply with the requirements of paragraph (b) of this subsection whenever any Non-Excluded Taxes are payable by the Borrower, and (B) as promptly as possible thereafter the Borrower shall send to the Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the Agent or any Lender as a result of any such failure. The agreements in this subsection shall survive the termination of this Credit Agreement and the payment of the Loans and all other amounts payable hereunder.

     (b) Each Lender that is not incorporated under the laws of the United States of America or a state thereof shall:

                                    (X) (1) on or before the date of any payment
                           by the Borrower under this Credit Agreement or Notes to such Lender, deliver to the Borrower and the Agent
                           (A) two duly completed copies of United States Internal Revenue Service Form W-8BEN or W-8ECI, or successor applicable form, as the case may be, certifying that it is entitled to receive payments under this Credit Agreement and any Notes without deduction or withholding of any United States federal income taxes and (B) an Internal Revenue Service Form W-9, or successor applicable form, certifying that it is entitled to an exemption from United States backup withholding tax;

(2) deliver to the Borrower and the Agent two further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower; and

(3) obtain such extensions of time for filing and complete such forms or certifications as may reasonably be requested by the Borrower or the Agent; or

         (Y) in the case of any such Lender that is not a "bank" within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (i) represent to the Borrower (for the benefit of the Borrower and the Agent) that it is not a bank within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (ii) furnish to the Borrower on or before the date of any payment by the Borrower, with a copy to the Agent two accurate and complete original signed copies of Internal Revenue Service Form W-8BEN, or successor applicable form certifying to such Lender's legal entitlement at the date of such certificate to an exemption from U.S. withholding tax under the provisions of Section 881(c) of the Internal Revenue Code with respect to payments to be made under this Credit Agreement and any Notes (and to deliver to the Borrower and the Agent two further copies of such form on or before the date it expires or becomes obsolete and after the occurrence of any event requiring a change in the most recently provided form and, if necessary, obtain any extensions of time reasonably requested by the Borrower or the Agent for filing and completing such forms), and (iii) to the extent legally entitled to do so, upon reasonable request by the Borrower, provide to the Borrower (for the benefit of the Borrower and the Agent) such other forms as may be reasonably required in order to establish the legal entitlement of such Lender to an exemption from withholding with respect to payments under this Credit Agreement and any Note;

unless in any such case any change in treaty, law or regulation has occurred after the date such Person becomes a Lender hereunder which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Borrower and the Agent. Each Person that shall become a Lender or a participant of a Lender pursuant to Section 11.3 shall, upon the effectiveness of the related transfer, be required to provide all of the forms, certifications and statements required pursuant to this subsection, provided that in the case of a participant of a Lender the obligations of such participant of a Lender pursuant to this subsection (b) shall be determined as if the participant of a Lender were a Lender except that such participant of a Lender shall furnish all such required forms, certifications and statements to the Lender from which the related participation shall have been purchased.

3.11     Indemnity.
         ---------

         The Borrower promises to indemnify each Lender and to hold each Lender harmless from any loss or expense which such Lender may sustain or incur (other than through such Lender's gross negligence or willful misconduct) as a consequence of (a) the Borrower's failure to make a borrowing of, conversion into or continuation of Eurocurrency Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Credit Agreement,
(b) the Borrower's failure to make a prepayment of a Eurocurrency Loan after the Borrower has given a notice thereof in accordance with the provisions of this Credit Agreement or (c) the making of a prepayment of Eurocurrency Loans on a day which is not the last day of an Interest Period with respect thereto. With respect to Eurocurrency Loans, such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of the applicable Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Eurocurrency Loans provided for herein over (ii) the amount of interest (as reasonably determined by such Lender) which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank Eurocurrency market. The covenants of the Borrower set forth in this Section 3.11 shall survive the termination of this Credit Agreement and the payment of the Loans and all other amounts payable hereunder.

 3.12             Pro Rata Treatment.
                  ------------------

         Except to the extent otherwise provided herein:

         (a) Loans. Each Extension of Credit in respect of Revolving Loans, Foreign Currency Loans and LOC Obligations and payments of principal, interest and fees (including Unused Fee and Letter of Credit Fee) on or in respect thereof and each reduction in Commitments, relating thereto, and each conversion or continuation of such Loans and Revolving Obligations, shall be allocated pro rata among the Lenders in accordance with the respective principal amounts of their outstanding Revolving Loans or Foreign Currency Loans and Participation Interests.

         (b) Advances. Unless the Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its ratable share of such borrowing available to the Agent, the Agent may assume that such Lender is making such amount available to the Agent, and the Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is not made available to the Agent by such Lender within the time period specified therefor hereunder, such Lender shall pay to the Agent, on demand, such amount with interest thereon (or, in the case of a Foreign Currency Loan interest on the daily Dollar Equivalent thereof) at a rate equal to the Federal Funds Rate for the period until such Lender makes such amount immediately available to the Agent. A certificate of the Agent submitted to any Lender with respect to any amounts owing under this subsection shall be conclusive in the absence of manifest error.

         3.13              Sharing of Payments.
                           -------------------

         The Lenders agree among themselves that, in the event that any Lender shall obtain payment in respect of any Loan, any LOC Obligation or any other obligation owing to such Lender under this Credit Agreement through the exercise of a right of setoff, banker's lien or counterclaim, or pursuant to a secured claim under Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, in excess of its pro rata share of such payment as provided for in this Credit Agreement, such Lender shall promptly purchase from the other Lenders a participation in such Loans, LOC Obligations and other obligations in such amounts, and make such other adjustments from time to time, so that all Lenders share such payment in accordance with their respective Revolving Commitment Percentages as provided for in this Credit
Agreement. The Lenders further agree among themselves that if payment to a Lender obtained by such Lender through the exercise of a right of setoff, banker's lien, counterclaim or other event as aforesaid shall be rescinded or must otherwise be restored, each Lender which shall have shared the benefit of such payment shall, by repurchase of a participation theretofore sold, return its share of that benefit (together with its share of any accrued interest payable with respect thereto) to each Lender whose payment shall have been rescinded or otherwise restored. The Borrower agrees that any Lender so purchasing such a participation may, to the fullest extent permitted by law, exercise all rights of payment, including setoff, banker's lien or counterclaim, with respect to such participation as fully as if such Lender were a holder of such Loan, LOC Obligation or other obligation in the amount of such participation. Except as otherwise expressly provided in this Credit Agreement, if any Lender or the Agent shall fail to remit to the Agent or any other Lender an amount payable by such Lender or the Agent to the Agent or such other Lender pursuant to this Credit Agreement on the date when such amount is due, such payments shall be made together with interest thereon for each date from the date such amount is due until the date such amount is paid to the Agent or such other Lender at a rate per annum equal to the Federal Funds Rate. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section 3.13 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders under this
Section 3.13 to share in the benefits of any recovery on such secured claim.

3.14          Payments, Computations, Etc.

     (a) Each payment on account of an amount due from the Borrower hereunder or under any other Credit Document shall be made by the Borrower to the Administrative Agent for the pro rata account of the Lenders entitled to receive such payment as provided herein in the currency in which such amount is denominated and in such funds as are customary at the place and time of payment for the settlement of international payments in such currency. Without limiting the terms of the preceding sentence, accrued interest on any Loans denominated in a Foreign Currency shall be payable in the same Foreign Currency as such Loan. Upon request, the Agent will give the Borrower a statement showing the computation used in calculating such amount, which statement shall be conclusive in the absence of manifest error. The obligation of the Borrower to make each payment on account of such amount in the currency in which such amount is denominated shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment, which is expressed in or converted into any other currency, except to the extent such tender or recovery shall result in the actual receipt by the Agent of the full amount in the appropriate currency payable hereunder. The Borrower agrees that its obligation to make payment in a Foreign Currency shall be enforceable as an additional or alternative claim for recovery in such Foreign Currency in an amount (if any) by which the amount actually received shall fall short of the full amount of such Foreign Currency payable hereunder, and shall not be affected by judgment being obtained for such amount.

     (b) Except as otherwise specifically provided herein, all payments of principal, interest and other amounts to be made by the Borrower under this Credit Agreement and the other Credit Documents shall be made to the Agent at the office of the Agent specified in Section 11.1 in Dollars or the applicable Foreign Currency and in immediately available funds, without setoff, deduction, counterclaim or withholding of any kind, not later than 2:00 P.M. (Chicago, Illinois time) on the date when due. Payments received after such time shall be deemed to have been received on the next succeeding Business Day. The Agent may (but shall not be obligated to) debit the amount of any such payment which is not made by such time to any ordinary deposit account of the Borrower maintained with the Agent (with notice to the Borrower). The Borrower shall, at the time it makes any payment under this Credit Agreement, specify to the Agent the Loans, LOC Obligations, Fees, interest or other amounts payable by the Borrower hereunder to which such payment is to be applied (and in the event that it fails so to specify, or if such application would be inconsistent with the terms hereof, the Agent shall distribute such payment to the Lenders in such manner as the Agent may determine to be appropriate in respect of obligations owing by the Borrower hereunder, subject to the terms of Section 3.12(a)). The Agent will distribute such payments to such Lenders, if such payment is received prior to 2:00 P.M. (Chicago, Illinois time) on a Business Day, in like funds as received prior to the end of such Business Day and otherwise the Agent will distribute such payment to such Lenders on the next succeeding Business Day. Whenever any payment hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day (subject to accrual of interest and Fees for the period of such extension), except that in the case of Eurocurrency Loans, if the extension would cause the payment to be made in the next following calendar month, then such payment shall instead be made on the next preceding Business Day. Except as expressly provided otherwise herein, all computations of interest and fees shall be made on the basis of actual number of days elapsed over a year of 360 days, provided that -------- interest on Base Rate Loans which (unless the Base Rate is determined by reference to the Federal Funds Rate) shall be calculated based on a year of 365 or 366 days, as appropriate. Interest shall accrue from and include the date of borrowing, but exclude the date of payment.

         (c) Allocation of Payments After Event of Default. Notwithstanding any other provisions of this Credit Agreement to the contrary, after the occurrence and during the continuance of an Event of Default, all amounts collected or received by the Agent or any Lender on account of the Revolving Obligations or any other amounts outstanding under any of the Credit Documents shall be paid over or delivered as follows:

                           FIRST, to the payment of all reasonable out-of-pocket
                  costs and expenses (including reasonable attorneys' fees actually incurred) of the Agent in connection with enforcing the rights of the Lenders under the Credit Documents;

                           SECOND, to payment of any fees owed to the Agent;

                           THIRD, to the payment of all reasonable out-of-pocket
                  costs and expenses (including reasonable attorneys' fees actually incurred) of each of the Lenders in connection with enforcing its rights under the Credit Documents or otherwise with respect to the Revolving Obligations owing to such Lender;

                           FOURTH, to the payment of all accrued interest and
                  fees on or in respect of the Revolving Obligations;

                           FIFTH,  to the payment of the  outstanding  principal
                  amount of the Revolving Obligations (including the payment or cash collateralization of the outstanding LOC Obligations);

                           SIXTH, to all other  Revolving  Obligations and other
                  obligations which shall have become due and payable under the Credit Documents or otherwise and not repaid pursuant to clauses "FIRST" through "FIFTH" above; and

                           SEVENTH,  to the payment of the  surplus,  if any, to
                  whoever may be lawfully entitled to receive such surplus.

In carrying out the foregoing, (i) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category, (ii) each of the Lenders shall receive an amount equal to its pro rata share (based on the proportion that the then outstanding Revolving Obligations held by such Lender bears to the aggregate then outstanding Revolving Obligations) of amounts available to be applied pursuant to clauses "THIRD", "FOURTH", "FIFTH" and "SIXTH" above and (iii) to the extent that any amounts available for distribution pursuant to clause "FIFTH" above are attributable to the issued but undrawn amount of outstanding Letters of Credit, such amounts shall be held by the Agent in a cash collateral account and applied
(A) first, to reimburse the Issuing Lender for any drawings under such Letters of Credit and (B) then, following the expiration or earlier cancellation of all Letters of Credit, to all other obligations of the types described in clauses "FIFTH" and "SIXTH" above in the manner provided in this Section 3.14(c).

                                    SECTION 4
                                    GUARANTY

4.1               The Guarantee.
                  -------------

         Each of the Guarantors hereby jointly and severally guarantees to each Lender, to each Affiliate of a Lender that enters into a Hedging Agreement and to the Agent as hereinafter provided the prompt payment of the Guaranteed Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, a mandatory cash collateralization or otherwise) strictly in accordance with the terms thereof. The Guarantors hereby further agree that if any of the Guaranteed Obligations are not paid in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as mandatory cash collateralization or otherwise), the Guarantors will, jointly and severally, promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

         Notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents or Hedging Agreements, to the extent the obligations of a Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of each Guarantor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including the Bankruptcy
Code).

4.2           Obligations Unconditional.
              -------------------------

         The obligations of the Guarantors under Section 4.1 hereof are joint and several, absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Credit Documents or Hedging Agreements, or any other agreement or instrument referred to therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 4.2 that the obligations of the Guarantors hereunder shall be absolute and unconditional under any and all circumstances. Each Guarantor agrees that such Guarantor shall have no right of subrogation, indemnity, reimbursement or contribution against the Borrower or any other Guarantor of the Guaranteed Obligations for amounts paid under this Guaranty until such time as the Lenders (and any Affiliates of Lenders entering into Hedging Agreements) have been paid in full, all Commitments under the Credit Agreement have been terminated and no Person or Governmental Authority shall have any right to request any return or reimbursement of funds from the Lenders in connection with monies received under the Credit Documents or Hedging Agreements. Without limiting the generality of the foregoing, it is agreed that, to the fullest extent permitted by law, the occurrence of any one or more of the following shall not alter or impair the liability of any Guarantor hereunder which shall remain absolute and unconditional as described above:

                  (i) at any time or from time to time, without notice to any Guarantor, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

                  (ii) any of the acts mentioned in any of the provisions of any of the Credit Documents, any Hedging Agreement or any other agreement or instrument referred to in the Credit Documents or Hedging Agreements shall be done or omitted;

                  (iii) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under any of the Credit Documents, any Hedging Agreement or any other agreement or instrument referred to in the Credit Documents or Hedging Agreements shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with;
(iv) any Lien granted to, or in favor of, the Agent or any Lender or Lenders as security for any of the Guaranteed Obligations shall fail to be perfected; or
                  (v) any of the Guaranteed Obligations shall be determined to be void or voidable (including for the benefit of any creditor of any Guarantor) or shall be subordinated to the claims of any Person (including any creditor of any Guarantor).

With respect to its obligations hereunder, each Guarantor hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Agent or any Lender exhaust any right, power or remedy or proceed against any Person under any of the Credit Documents, any Hedging Agreement or any other agreement or instrument referred to in the Credit Documents or Hedging Agreements, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

             4.3  Reinstatement.
                  -------------

         The obligations of the Guarantors under this Section 4 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and each Guarantor agrees that it will indemnify the Agent and each Lender on demand for all reasonable costs and expenses (including reasonable fees and expenses of counsel) incurred by the Agent or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

            4.4            Remedies.
                           --------

         The Guarantors agree that, to the fullest extent permitted by law, as between the Guarantors, on the one hand, and the Agent and the Lenders, on the other hand, the Guaranteed Obligations may be declared to be forthwith due and payable as provided in Section 9.2 hereof (and shall be deemed to have become automatically due and payable in the circumstances provided in said Section 9.2) for purposes of Section 4.1 hereof notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing the Guaranteed Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or the Guaranteed Obligations being deemed to have become automatically due and payable), the Guaranteed Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by the Guarantors for purposes of said Section 4.1.

            4.5            Rights of Contribution.
                           ----------------------

         The Guarantors hereby agree, as among themselves, that if any Guarantor shall become an Excess Funding Guarantor (as defined below), each other Guarantor shall, on demand of such Excess Funding Guarantor (but subject to the succeeding provisions of this Section 4.5), pay to such Excess Funding Guarantor an amount equal to such Guarantor's Pro Rata Share (as defined below and determined, for this purpose, without reference to the properties, assets, liabilities and debts of such Excess Funding Guarantor) of such Excess Payment (as defined below). The payment obligation of any Guarantor to any Excess Funding Guarantor under this Section 4.5 shall be subordinate and subject in right of payment to the prior payment in full of the obligations of such Guarantor under the other provisions of this Section 4, and such Excess Funding Guarantor shall not exercise any right or remedy with respect to such excess until payment and satisfaction in full of all of such obligations. For purposes hereof, (i) "Excess Funding Guarantor" shall mean, in respect of any obligations arising under the other provisions of this Section 4 (hereafter, the "Guarantied Obligations"), a Guarantor that has paid an amount in excess of its Pro Rata Share of the Guarantied Obligations; (ii) "Excess Payment" shall mean, in respect of any Guarantied Obligations, the amount paid by an Excess Funding Guarantor in excess of its Pro Rata Share of such Guarantied Obligations; and
(iii) "Pro Rata Share", for the purposes of this Section 4.5, shall mean, for any Guarantor, the ratio (expressed as a percentage) of (a) the amount by which the aggregate present fair saleable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Guarantor (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder) to (b) the amount by which the aggregate present fair saleable value of all assets and other properties of the Borrower and all of the Guarantors exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of the Borrower and the Guarantors hereunder) of the Borrower and all of the Guarantors, all as of the date hereof (if any Guarantor becomes a party hereto subsequent to the date hereof, then for the purposes of this Section 4.5 such subsequent Guarantor shall be deemed to have been a Guarantor as of the date hereof and the information pertaining to, and only pertaining to, such Guarantor as of the date such Guarantor became a Guarantor shall be deemed true as of the date hereof).

             4.6  Continuing Guarantee.
                  --------------------

         The guarantee in this Section 4 is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising. Each Guarantor further agrees that such Guarantor shall have no right of recourse to security for the Guaranteed Obligations, except through the exercise of the rights of subrogation pursuant to Section 4.2 and through the exercise of rights of contribution pursuant to Section 4.5.


SECTION 5
                                                         CONDITIONS

            5.1   Conditions to Closing.
                  ---------------------

         This Credit Agreement shall become effective, and all loans outstanding under the Existing Agreement shall be deemed to be loans hereunder (as more fully set forth in Section 11.16) and all letters of credit outstanding under the Existing Agreement shall be deemed to be Letters of Credit hereunder upon satisfaction of the following conditions precedent (in form and substance acceptable to the Agent) (the date on which all such conditions precedent have been satisfied or waived in writing by the Lenders, the "Effective Date"):

(a) Execution of Credit Agreement and Credit Documents. Receipt by the Agent of (i) multiple counterparts of this Credit Agreement, (ii) a Revolving Note for each Lender, (iii) the Swingline Note for the
         Swingline Lender, (iv) multiple counterparts of each of the Pledge Agreements and UCC financing statements relating thereto, if any, executed by a duly authorized officer of each party thereto and in each case conforming to the requirements of this Credit Agreement.

         (b) Financial Information. Receipt by the Agent of the consolidated financial statements of the Borrower and its Subsidiaries, including balance sheets and income and cash flow statements for the fiscal years ending 1998 and 1999, in each case audited by nationally recognized independent public accountants and containing an unqualified opinion of such firm that such statements present fairly the consolidated financial position of the Borrower and its Subsidiaries and are prepared in conformity with GAAP and such other information relating to the Borrower and its Subsidiaries as the Agent may reasonably require in connection with the structuring and syndication of credit facilities of the type described herein.

         (c) Absence of Legal Proceedings. There shall not exist any pending or threatened action, suit, investigation or proceeding which if adversely determined against the Borrower or any of its Subsidiaries would have or would reasonably be expected to have a Material Adverse Effect.

(d) Legal Opinions. Receipt of opinions of counsel for the Credit Parties relating to the Credit -------------- Documents and the transactions contemplated herein, in form and substance satisfactory to the Agent and the Lenders.

(e) Corporate Documents. Receipt of the following for each of the Credit Parties: --------------------

                  (1) Articles of Incorporation. Copies of the articles of incorporation or charter documents certified to be true and complete as of a recent date by the appropriate governmental authority of the state of its incorporation.

(2) Resolutions. Copies of resolutions of the Board of Directors approving and adopting the respective Credit Documents, the transactions contemplated therein and authorizing execution and delivery
                           thereof,   certified  by  a  secretary  or  assistant
                           secretary as of the date hereof to be true and correct and in force and effect as of such date.
(3) Bylaws. Copies of the bylaws certified by a secretary or assistant secretary as of ------ the date hereof to be true and correct and in force and effect as of such date.
(4) Good Standing. Copies, where applicable, of certificates of good standing, existence or its equivalent certified as of a recent date by the appropriate governmental authorities of the state of incorporation and each other state in which the failure to so qualify and be in good standing would have a material adverse effect on the business or operations in such state.

(5) Incumbency. An incumbency certificate of each Credit Party certified by a secretary ---------- or assistant secretary to be true and correct as of the date hereof.

(f)Personal Property Collateral. Receipt of the following in form and substance satisfactory to the ---------------------------- Agent:
                  (1) duly executed UCC financing statements for each appropriate jurisdiction as is necessary, in the Agent's sole discretion, to perfect the Collateral Agent's security interest;

                  (2) all original stock certificates, if any, evidencing the capital stock pledged to the Collateral Agent pursuant to the Pledge Agreements, together with original undated stock powers executed in blank (unless any such stock powers are deemed unnecessary by the Collateral Agent in its reasonable discretion under the law of the jurisdiction of organization of any Foreign Subsidiary); and

                  (3) all duly executed consents as are necessary, in the Agent's sole discretion, to perfect the Collateral Agent's security interest in the Collateral.

(g)  Amended Agreements.  The Agent shall have received  counterparts of

(i) the Intercreditor Agreement -------------- signed by all of the Noteholders and (ii) an amendment to the Pledge Agreement signed by the Borrower.
         (h) Material Adverse Effect. There shall not have occurred a change since February 29, 2000 that has had or could reasonably be expected to have a Material Adverse Effect (including matters related to litigation, tax, accounting, labor, insurance and pension liabilities).

         (i) Officer's Certificate. The Agent shall have received a certificate or certificates executed by the chief financial officer of the Borrower as of the date hereof stating that (A) the Borrower and each of the Borrower's Subsidiaries are in compliance with all existing financial obligations, (B) all governmental, shareholder and third party consents and approvals, if any, with respect to the Credit Documents and the transactions contemplated thereby have been obtained, (C) no action, suit, investigation or proceeding is pending or threatened in any court or before any arbitrator or governmental instrumentality that purports to effect the Borrower, any of the Borrower's Subsidiaries or any transaction contemplated by the Credit Documents, if such action, suit, investigation or proceeding might be reasonably expected to have a Material Adverse Effect and (D) immediately after giving effect to this Credit Agreement, the other Credit Documents and all the transactions contemplated herein or therein to occur on such date, (1) the Borrower and each of the Borrower's Material Subsidiaries is Solvent, (2) no Default or Event of Default exists, (3) all representations and warranties contained herein and in the other Credit Documents are true and correct in all material respects, and (4) the Credit Parties are in compliance with each of the financial covenants set forth in Section 7.9.

     (j) Fees. Receipt of all fees and expenses owed to the Lenders and the Agent, including any fees set ------ forth in the Agent's Fee Letter.

         (k) First Priority Lien. Receipt by the Agent of evidence satisfactory in form and substance to the Agent, that the Collateral Agent holds a perfected, first priority Lien (subject to no other Liens) in the Collateral.

         (l) Additional Matters. All other documents and legal matters in connection with the transactions contemplated by this Credit Agreement shall be reasonably satisfactory in form and substance to the Agent and the Required Lenders.

             5.1  Conditions to All Extensions of Credit.
                  --------------------------------------

         The obligation of each Lender to make any Extension of Credit is subject to the satisfaction of the following conditions precedent on the date of making such Extension of Credit:

         (a) Notice. The Borrower shall have delivered (i) in the case of any new Revolving Loan or Foreign Currency Loan, a Notice of Borrowing, duly executed and completed in accordance with the terms hereof and
         (ii) in the case of any continuation or conversion of a Loan, a duly executed and completed Notice of Continuation/Conversion by the time specified in Section 3.2.

(b) Representations and Warranties. The representations and warranties made by the Borrower herein or in any other Credit Documents or which are contained in any certificate furnished at any time under or in connection herewith shall be true and correct in all material respects on and as of the date of such Extension of Credit as if made on and as of such date (except for those which expressly relate to an earlier date).

(c) No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Extension of Credit to be made on such date unless such Default or Event of Default shall have been waived in accordance with this Credit Agreement.

         Each request for Extension of Credit (including continuations and conversions) and each acceptance by the Borrower of an Extension of Credit (including continuations and conversions) shall be deemed to constitute a representation and warranty by the Borrower as of the date of such Extension of Credit that the applicable conditions in paragraphs (b) and (c) of this subsection have been satisfied.


                                    SECTION 6
                         REPRESENTATIONS AND WARRANTIES

To induce the Lenders to enter into this Credit Agreement and to make Extensions of Credit herein provided for, each Credit Party hereby represents and warrants to the Agent and to each Lender that:

             6.1  Financial Condition.
                  -------------------

         The financial statements delivered to the Agent pursuant to Section 5.1(b) have been prepared in accordance with GAAP, are complete and correct in all material respects and present fairly the financial condition and results from operations of the entities and for the periods specified.

             6.2  No Changes or Restricted Payments.
                  ---------------------------------

         Since  the  date of the  audited  financial  statements  referenced  in
Section 6.1, (a) there has been no circumstance, development or event relating to or affecting the Borrower or any of its Subsidiaries which has had or would be reasonably expected to have a Material Adverse Effect, and (b) except as permitted herein, no Restricted Payments have been made or declared or are contemplated by the Borrower or any of its Subsidiaries.

             6.3  Organization; Existence; Compliance with Law.
                  --------------------------------------------

         The Borrower and each of its Subsidiaries (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the corporate or other necessary power and authority, and the legal right to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign entity and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, other than in such jurisdictions where the failure to be so qualified and in good standing would not, in the aggregate, have a Material Adverse Effect, and (d) is in compliance with all Requirements of Law, except to the extent that the failure to comply therewith would not, in the aggregate, be reasonably expected to have a Material Adverse Effect.

            6.4         Power; Authorization; Enforceable Obligations.
                        ---------------------------------------------

         Each Credit Party has the corporate or other necessary power and authority, and the legal right, to make, deliver and perform the Credit Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance by it of the Credit Documents to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings hereunder or with the execution, delivery or performance of any Credit Documents by any Credit Party (other than those which have been obtained) or with the validity or enforceability of any Credit Document against such Credit Party (except such filings as are necessary in connection with the perfection of the Liens created by such Credit Documents). Each Credit Document to which it is a party constitutes a legal, valid and binding obligation of each Credit Party enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

            6.5            No Legal Bar.
                           ------------

         The execution, delivery and performance of the Credit Documents, the borrowings hereunder and the use of the Extensions of Credit will not violate any Requirement of Law or any Contractual Obligation of any Credit Party or any of its Subsidiaries. None of the Credit Parties nor any of its Subsidiaries is in default under or with respect to any of its Contractual Obligations in any respect which would reasonably be expected to have a Material Adverse Effect.

            6.6   No Material Litigation.
                  ----------------------

         No claim, litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the best knowledge of the Credit Parties, threatened by or against the Borrower or any of its Subsidiaries or against any of their respective properties or revenues which (a) relate to the Credit Documents or any of the transactions contemplated hereby or thereby, or (b) if adversely determined, would reasonably be expected to have a Material Adverse Effect, except as set forth on Schedule 6.6.

            6.7            No Default.
                           ----------

         No Default or Event of Default has occurred and is continuing.

             6.8  Ownership of Property; Liens.
                  ----------------------------

         The Borrower and each of its Subsidiaries has good record and marketable title in fee simple to, or a valid leasehold interest in, all its material real property, and good title to, or a valid leasehold interest in, all its other material property, and none of such property is subject to any Lien, except for Permitted Liens.

            6.9   Intellectual Property.
                  ---------------------

         The Borrower and each of its Subsidiaries owns, or has the legal right to use, all United States trademarks, tradenames, copyrights, technology, know-how and processes, if any, necessary for each of them to conduct its business as currently conducted (the "Intellectual Property") except for those the failure to own or have such legal right to use would not be reasonably expected to have a Material Adverse Effect. No claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does any Credit Party know of any such claim, and the use of such Intellectual Property by the Borrower or any of its Subsidiaries does not infringe on the rights of any Person, except for such claims and infringements that in the aggregate, would not be reasonably expected to have a Material Adverse Effect.

             6.10          No Burdensome Restrictions.
                           --------------------------

         No Requirement of Law or Contractual Obligation of the Borrower or any of its Subsidiaries would be reasonably expected to have a Material Adverse Effect.

             6.11          Taxes.
                           -----

         The Borrower and each of its Subsidiaries (a) has filed or caused to be filed all United States federal income tax returns and all other material tax returns required to be filed and (b) has paid (i) all taxes shown to be due and payable on said returns, (ii) all taxes shown to be due and payable on any assessments of which it has received notice made against it or any of its property and (c) all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any (x) taxes, fees or other charges with respect to which the failure to pay, in the aggregate, would not have a Material Adverse Effect or (y) taxes, fees or other charges the amount or validity of which are currently being contested and with respect to which reserves in conformity with GAAP have been provided on the books of such Person), and no tax Lien has been filed, and, to the best knowledge of the Credit Parties, no claim is being asserted, with respect to any such tax, fee or other charge.

             6.12          ERISA.
                           -----

         Except as would not  reasonably be expected to have a Material  Adverse
Effect:

         (a) During the five-year period prior to the date on which this representation is made or deemed made: (i) no ERISA Event has occurred, and, to the best knowledge of the Credit Parties, no event or condition has occurred or exists as a result of which any ERISA Event could reasonably be expected to occur, with respect to any Plan; (ii) no "accumulated funding deficiency," as such term is defined in Section 302 of ERISA and Section 412 of the Code, whether or not waived, has occurred with respect to any Plan; (iii) each Plan has been maintained, operated, and funded in compliance with its own terms and in material compliance with the provisions of ERISA, the Code, and any other applicable federal or state laws; and (iv) no lien in favor of the PBGC or a Plan has arisen or is reasonably likely to arise on account of any Plan.

          (b) The actuarial present value of all "benefit liabilities" (as defined in Section 4001(a)(16) of ERISA), whether or not vested, under each Single Employer Plan, as of the last annual valuation date prior to the date on which this representation is made or deemed made (determined, in each case, in accordance with Financial Accounting Standards Board Statement 87, utilizing the actuarial assumptions used in such Plan's most recent actuarial valuation report), did not exceed as of such valuation date the fair market value of the assets of such Plan.

          (c) Neither the Borrower, nor any of its Subsidiaries nor any ERISA Affiliate has incurred, or, to the best knowledge of the Credit Parties, could be reasonably expected to incur, any withdrawal liability under ERISA to any Multiemployer Plan or Multiple Employer Plan. Neither the Borrower, nor any of its Subsidiaries nor any ERISA Affiliate would become subject to any withdrawal liability under ERISA if the Borrower, any of its Subsidiaries or any ERISA Affiliate were to withdraw completely from all Multiemployer Plans and Multiple Employer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. Neither the Borrower, nor any of its Subsidiaries nor any ERISA Affiliate has received any notification that any Multiemployer Plan is in reorganization (within the meaning of Section 4241 of ERISA), is insolvent (within the meaning of Section 4245 of ERISA), or has been terminated (within the meaning of Title IV of ERISA), and no Multiemployer Plan is, to the best knowledge of the Credit Parties, reasonably expected to be in reorganization, insolvent, or terminated.

(d) No prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility has occurred with respect to a Plan which has subjected or may subject the Borrower, any of its Subsidiaries or any ERISA Affiliate to any liability under Sections 406, 409, 502(i), or 502(l) of ERISA or
         Section 4975 of the Code, or under any agreement or other instrument pursuant to which the Borrower, any of its Subsidiaries or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability.

(e) Neither the Borrower, nor any of its Subsidiaries, nor any ERISA Affiliates has any material liability with respect to "expected post-retirement benefit obligations" within the meaning of the Financial Accounting Standards Board Statement 106. Each Plan which is a welfare plan (as defined in Section 3(1) of ERISA) to which Sections 601-609 of ERISA and Section 4980B of the Code apply has been administered in compliance in all material respects of such sections.

6.13           Governmental Regulations, Etc.
               -----------------------------

         (a) No part of the proceeds of the Loans will be used, directly or indirectly, for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U, or for the purpose of purchasing or carrying or trading in any securities. If requested by any Lender or the Agent, the Borrower will furnish to the Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 referred to in said Regulation U. No indebtedness being reduced or retired out of the proceeds of the Loans was or will be incurred for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U or any "margin security" within the meaning of Regulation T. None of the transactions contemplated by this Credit Agreement (including the direct or indirect use of the proceeds of the Loans) will violate or result in a violation of the Securities Act of 1933, or the Securities Exchange Act of 1934, or regulations issued pursuant thereto, or Regulation T, U or X.

         (b) Neither the Borrower, nor any of its Subsidiaries, is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act or the Investment Company Act of 1940. In addition, neither the Borrower, nor any of its Subsidiaries, is (i) an "investment company" registered or required to be registered under the Investment Company Act of 1940, or "controlled" by such a company, or
         (ii) a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935.

          (c) The Borrower and each of its Subsidiaries has obtained all material licenses, permits, franchises or other governmental authorizations necessary to the ownership of its respective Property and to the conduct of its business.

(d) Neither the Borrower, nor any of its Subsidiaries is in violation of any applicable statute, regulation or ordinance of the United States of America, or of any state, city, town, municipality, county or any other jurisdiction, or of any agency thereof (including environmental laws and regulations), which violation could reasonably be expected to have a Material Adverse Effect.

(e) The Borrower and each of its Subsidiaries is current with all material reports and documents, if any, required to be filed with any state or federal securities commission or similar agency and is in full compliance in all material respects with all applicable rules and regulations of such commissions.

             6.14          Purpose of Extensions of Credit.
                           -------------------------------

         The Loans will be used solely (a) to make Permitted Acquisitions, (b) to make Capital Expenditures permitted hereunder, (c) to refinance existing Indebtedness and (d) to provide working capital and for general corporate purposes. The Letters of Credit shall be used only for the purposes set forth in
Section 2.2(a).

              6.15         Environmental Matters.
                           ---------------------

         Except as would not  reasonably be expected to have a Material  Adverse
Effect:

          (a) Each of the facilities and properties owned, leased or operated by the Borrower or any of its Subsidiaries (the "Properties") and all operations at the Properties are in compliance with all applicable Environmental Laws, and there is no violation of any Environmental Law with respect to the Properties or the businesses operated by the Borrower or any of its Subsidiaries (the "Businesses"), and there are no conditions relating to the Businesses or Properties that could give rise to liability under any applicable Environmental Laws.

         (b) None of the Properties contains, or has previously contained, any Materials of Environmental Concern at, on or under the Properties in amounts or concentrations that constitute or constituted a violation of, or could give rise to liability under, Environmental Laws.

         (c) Neither the Borrower nor any of its Subsidiaries has received any written or verbal notice of, or inquiry from any Governmental Authority regarding, any violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Properties or the Businesses, nor does the Borrower or any of its Subsidiaries have knowledge or reason to believe that any such notice will be received or is being threatened.

         (d) Materials of Environmental Concern have not been transported or disposed of from the Properties, or generated, treated, stored or disposed of at, on or under any of the Properties or any other location, in each case by or on behalf of the Borrower or any of its Subsidiaries in violation of, or in a manner that would be reasonably likely to give rise to liability under, any applicable Environmental Law.

         (e) No judicial proceeding or governmental or administrative action is pending or, to the best knowledge of the Credit Parties, threatened, under any Environmental Law to which the Borrower or any of its Subsidiaries is or will be named as a party, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Borrower or any of its Subsidiaries, the Properties or the Businesses.

(f) There has been no release or, threat of release of Materials of Environmental Concern at or from the Properties, or arising from or related to the operations (including disposal) of the Borrower or any of its Subsidiaries in connection with the Properties or otherwise in connection with the Businesses, in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws.

6.16          First Priority Lien.
              -------------------

         The Collateral Agent on behalf of the Lenders, the Noteholders and the Permitted Holders, holds a first priority Lien, subject to no other Liens, in the Collateral.

             6.17          Subsidiaries.
                           ------------

         Set forth on Schedule 6.17 is a complete and accurate list of (a) all Subsidiaries of each Credit Party and (b) all Material Subsidiaries of each Credit Party. Information on Schedule 6.17 includes (c) for each Subsidiary, the jurisdiction of incorporation and the percentage of outstanding shares owned (directly or indirectly) by such Credit Party, and (d) for each Material Subsidiary, the number of shares of each class of capital stock outstanding, the number and percentage of outstanding shares of each class owned (directly or indirectly) by such Credit Party and the number of all outstanding options, warrants, rights of conversion or purchase and all other similar rights with respect thereto. The outstanding capital stock of all Subsidiaries of each Credit Party is validly issued, fully paid and non-assessable and is owned by each such Credit Party, directly or indirectly, free and clear of all Liens (other than those arising under or contemplated in connection with the Credit Documents). Schedule 6.17 may be updated from time to time by the Borrower by giving written notice thereof to the Agent.

            6.18  Chief Executive Office.
                  ----------------------
Set forth on Schedule 6.18 is the chief executive office and principal place of business of each Credit ------------- Party.
            6.19           Pari Passu Indebtedness.
                           -----------------------

         The Revolving Obligations and all other Indebtedness under the Credit Agreement are pari passu with the Permitted Senior Indebtedness and the Indebtedness arising under the Note Purchase Agreement.


                                    SECTION 7
                              AFFIRMATIVE COVENANTS

         Each Credit Party covenants and agrees that on the date hereof, and so long as this Credit Agreement is in effect and until the Commitments have been terminated, no Revolving Obligations remain outstanding and all amounts owing hereunder or in connection herewith have been paid in full, the Borrower and each of its Subsidiaries shall:

             7.1           Financial Statements.
                           --------------------

         Furnish, or cause to be furnished, to each of the Lenders:

         (a) Audited Financial Statements. As soon as available, but in any event within 90 days after the end of each fiscal year, an audited consolidated balance sheet of the Borrower and its Subsidiaries as of the end of the fiscal year and the related consolidated statements of income, retained earnings, shareholders' equity and cash flows for the year, audited by independent certified public accountants of nationally recognized standing reasonably acceptable to the Required Lenders, setting forth in each case in comparative form the figures for the previous year, reported without a "going concern" or like qualification or exception, or qualification indicating that the scope of the audit was inadequate to permit such independent certified public accountants to certify such financial statements without such qualification, together with a schedule setting forth the unaudited consolidating balance sheet and the related consolidating statements of income for the Borrower and its Subsidiaries (and, if available, a schedule setting forth the related consolidating retained earnings, shareholders equity and cash flows for the Borrower and its Subsidiaries), in a format and with detail sufficient to calculate the applicable financial covenants.

(b) Company-Prepared Financial Statements. As soon as available, but in any event ------------------------------------- (1) within 45 days after the end of each fiscal quarter, a company-prepared consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such quarter and related company-prepared consolidated statements of income, retained earnings, shareholders' equity and cash flows for such period and for the fiscal year to date, together with a schedule setting forth the company-prepared balance sheet and related consolidating statements of income for the Borrower and its Subsidiaries (and, if available, a company-prepared schedule setting forth the related consolidating retained earnings, shareholders equity and cash flows for the Borrower and its Subsidiaries) in a format and with detail sufficient to calculate the applicable financial covenants; and (2) within 45 days after the commencement of any fiscal year, an annual business plan and budget for the Borrower and its Subsidiaries, containing, among other things, pro forma financial statements for such fiscal year, in each case setting forth in comparative form the consolidated (and consolidating, if applicable) figures for the corresponding period or periods of the preceding fiscal year or the portion of the fiscal year ending with such period, as applicable, in each case subject to normal recurring year-end audit adjustments.

All such financial statements shall be (x) complete and correct in all material respects (subject, in the case of interim statements, to normal recurring year-end audit adjustments), (y) prepared in reasonable detail and, in the case of the annual and quarterly financial statements provided in accordance with subsections (a) and (b) above, in accordance with GAAP and (z) accompanied by a description of, and an estimation of the effect on the financial statements on account of, a change in the application of accounting principles as provided in
Section 1.3, if applicable.
            7.2            Certificates; Other Information.
                           -------------------------------

         Furnish, or cause to be furnished, to the Agent for distribution to the
         Lenders:

         (a) Accountant's Certificate and Reports. Concurrently with the delivery of the financial statements referred to in Section 7.1(a) above, a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate.

         (b) Officer's Certificate. Concurrently with the delivery of the financial statements referred to in Sections 7.1(a) and 7.1(b) above, a certificate of a Responsible Officer stating that, to the best of such Responsible Officer's knowledge and belief, (i) the financial statements fairly present in all material respects the financial condition of the parties covered by such financial statements, (ii) during such period the Borrower and its Subsidiaries have observed or performed in all material respects the covenants and other agreements hereunder and under the other Credit Documents relating to them, and satisfied in all material respects the conditions, contained in this Credit Agreement to be observed, performed or satisfied by them, (iii) such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate and (iv) at the end of each fiscal quarter of the Borrower only, such certificate shall include the calculations required to indicate compliance with
         Section 7.9. A form of Officer's Certificate is attached as Exhibit E.

          (c) Accountants' Reports. Promptly upon receipt, a copy of any final (as distinguished from a preliminary or discussion draft) "management letter" or other similar report submitted by independent accountants or financial consultants to the Borrower or any of its Material Subsidiaries in connection with any annual, interim or special audit.

         (d) Public Information. Within 30 days after the same are sent, copies of all reports (other than those otherwise provided pursuant to Section 7.1) and other financial information which the Borrower or any of its Subsidiaries sends to its public stockholders, and within 30 days after the same are filed, copies of all financial statements and non-confidential reports which the Borrower or any of its Subsidiaries may make to, or file with, the Securities and Exchange Commission or any successor or analogous Governmental Authority.


(e)  Other   Information.   Promptly,   such  additional   financial  and  other
     information as the Agent, at the ----------------- request of any Lender, may from time to time reasonably request.
             7.3  Notices.
                  -------

Give notice to the Agent (which shall promptly transmit such notice to each Lender) of: (a) Defaults. Immediately after any Credit Party knows or has reason to know thereof, the occurrence -------- of any Default or Event of Default. (b) Contractual Obligations. Promptly, the initiation of any default or event of default under any ------------------------- Contractual Obligation of the Borrower or any of its Subsidiaries which would reasonably be expected to have a Material Adverse Effect.
         (c) Legal Proceedings. Promptly, any litigation, or any investigation or proceeding (including any environmental proceeding) known to the Borrower or any of its Subsidiaries, or any material development in respect thereof, affecting the Borrower or any of its Subsidiaries which, if adversely determined, would reasonably be expected to have a Material Adverse Effect.

         (d) ERISA. Promptly, after any Responsible Officer of any Credit Party knows or has reason to know of (i) any event or condition, including any Reportable Event, that constitutes, or might reasonably lead to, an ERISA Event, (ii) with respect to any Multiemployer Plan, the receipt of notice as prescribed in ERISA or otherwise of any withdrawal liability assessed against any of their ERISA Affiliates, or of a determination that any Multiemployer Plan is in reorganization or insolvent (both within the meaning of Title IV of ERISA), (iii) the failure to make full payment on or before the due date (including extensions) thereof of all amounts which the Borrower or any of its Subsidiaries or any ERISA Affiliate are required to contribute to each Plan pursuant to its terms and as required to meet the minimum funding standard set forth in ERISA and the Code with respect or (iv) any change in the funding status of any Plan that reasonably could be expected to have a Material Adverse Effect, together with a description of any such event or condition or a copy of any such notice and a statement by the chief financial officer of the Credit Parties briefly setting forth the details regarding such event, condition, or notice, and the action, if any, which has been or is being taken or is proposed to be taken by the Credit Parties with respect thereto. Promptly upon request, the Borrower or any of its Subsidiaries shall furnish the Agent and the Lenders with such additional information concerning any Plan as may be reasonably requested, including copies of each annual report/return (Form 5500 series), as well as all schedules and attachments thereto required to be filed with the Department of Labor and/or the Internal Revenue Service pursuant to ERISA and the Code, respectively, for each "plan year" (within the meaning of Section 3(39) of ERISA).

         (e) Other. Promptly, any other development or event which a Responsible Officer determines could reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this subsection shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Credit Parties propose to take with respect thereto.

            7.4   Payment of Obligations.
                  ----------------------

         Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, in accordance with prudent business practice (subject, where applicable, to specified grace periods) all material obligations of the Borrower or any of its Subsidiaries of whatever nature (including all taxes, assessments and governmental charges or levies) and any additional costs that are imposed as a result of any failure to so pay, discharge or otherwise satisfy such obligations, except when the amount or validity of such obligations and costs is currently being contested in good faith by appropriate proceedings and reserves, if applicable, in conformity with GAAP with respect thereto have been provided on the books of the Borrower or any of its Subsidiaries, as the case may be.

             7.5      Conduct of Business and Maintenance of Existence.
                      ------------------------------------------------

         Continue to engage in business of the same general type as now conducted by it on the date hereof and preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all material rights, privileges, licenses and franchises necessary or desirable in the normal conduct of its business; and comply with all Contractual Obligations and Requirements of Law applicable to it except to the extent that failure to comply therewith would not, in the aggregate, have a Material Adverse Effect.

             7.6  Maintenance of Property; Insurance.
                  ----------------------------------

         Keep all material property useful and necessary in its business in reasonably good working order and condition (ordinary wear and tear excepted); maintain with financially sound and reputable insurance companies casualty, liability and such other insurance (which may include plans of self-insurance) with such coverage and deductibles, and in such amounts as may be consistent with prudent business practice and in any event consistent with normal industry practice (except to any greater extent as may be required by the terms of any of the other Credit Documents); and furnish to the Agent, upon written request, full information as to the insurance carried.

            7.7         Inspection of Property; Books and Records; Discussions.
                         ------------------------------------------------------

         Keep proper books of records and accounts in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its businesses and activities; and permit, during regular business hours and upon reasonable notice by the Agent or any Lender, as the case may be, the Agent or such Lender to visit and inspect any of its properties and examine and make abstracts (including photocopies) from any of its books and records (other than materials protected by the attorney-client privilege and materials which the Credit
Parties may not disclose without violation of a confidentiality obligation binding upon them) at any reasonable time, and to discuss the business, operations, properties and financial and other condition of the Borrower and any of its Subsidiaries with officers and employees of the Borrower and any of its Subsidiaries and with their independent certified public accountants. The cost of the inspection referred to in the preceding sentence shall be for the account of the Lenders, unless an Event of Default has occurred and is continuing, in which case the cost of such inspection shall be for the account of the Credit Parties.

7.8           Environmental Laws.
              ------------------

          (a) Comply with, and take reasonable actions to ensure compliance by all tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply with and maintain, and take reasonable actions to ensure that all tenants and subtenants obtain and comply with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws except to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect;

         (b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws except to the extent that the same are being contested in good faith by appropriate proceedings and the failure to do or the pendency of such proceedings would not reasonably be expected to have a Material Adverse Effect; and

         (c) Defend, indemnify and hold harmless the Agent and the Lenders, and their respective employees, agents, officers and directors, from and against any and all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Borrower or any of its Subsidiaries or the Properties, or any orders, requirements or demands of Governmental Authorities related thereto, including reasonable attorney's and consultant's fees, investigation and laboratory fees, response costs, court costs and litigation expenses, except to the extent that any of the foregoing arise out of the gross negligence or willful misconduct of the party seeking indemnification therefor. The agreements in this paragraph shall survive repayment of the Loans and all other amounts payable hereunder, and termination of the Commitments.

             7.9  Financial Covenants.
                  -------------------

         (a) Leverage Ratio. Maintain as of the end of each fiscal quarter, a Leverage Ratio not greater than (i) 3.5 to 1.0 for the fiscal quarter ending November 30, 2000 and (ii) 3.0 to 1.0 for any other fiscal quarter.

(b) Fixed Charge Coverage Ratio. Maintain with respect to the Borrower and its Subsidiaries as of --------------------------- the end of each fiscal quarter, a Fixed Charge Coverage Ratio not less than 1.5 to 1.0.

         (c) Net Worth. At all times not permit Net Worth to be less than $245,000,000 increased on a cumulative basis (beginning with the fiscal quarter ending on February 29, 2000) by an amount equal to, (i) as of the last day of each fiscal quarter, 50% of Net Income for the fiscal quarter then ended (without deductions for losses) beginning with the fiscal quarter ended May 31, 2000 plus (ii) 75% of the Net Cash Proceeds from any Equity Transaction subsequent to the date hereof plus
         (iii) 75% of any increase in Net Worth resulting from the issuance of capital stock of the Borrower or any Subsidiary in connection with a Permitted Acquisition.

(d) Working Capital. At all times not permit Working Capital to be less than zero. ---------------
          7.10                Use of Proceeds.
                              ---------------

         Use Extensions of Credit solely for the purposes provided in Section 6.14.

              7.11         Additional Guaranties and Stock Pledges.
                           ---------------------------------------

         (a) Domestic Subsidiaries. At any time any Person which is a Domestic Subsidiary of a Credit Party becomes a Material Subsidiary, promptly notify the Agent thereof and cause such Domestic Subsidiary to become a Guarantor hereunder by (i) execution of a Joinder Agreement, (ii) delivery of supporting resolutions, incumbency certificates, corporation formation and organizational documentation and opinions of counsel as the Agent may reasonably request, and (iii) delivery of stock certificates and a related pledge agreement or pledge joinder agreement evidencing the pledge of 65% of the Voting Stock of each of its Majority-Owned Foreign Subsidiaries which are Material Subsidiaries in favor of the Collateral Agent, for the benefit of the Lenders (and Affiliates of Lenders as to certain obligations under Hedging Agreements), the Noteholders and the Permitted Holders, together in each case with undated stock transfer powers executed in blank and UCC financing statements requested by the Agent.

         (b) Foreign Subsidiaries. At any time any Person which is a Majority-Owned Foreign Subsidiary of a Credit Party becomes a Material Subsidiary, promptly notify the Agent thereof and cause (i) delivery of supporting resolutions, incumbency certificates, corporation formation and organizational documentation and opinions of counsel as the Agent may reasonably request, and (ii) delivery of stock certificates (where required for perfection under local law) and a related pledge agreement or pledge joinder agreement evidencing the pledge of 65% of the Voting Stock of such Majority-Owned Foreign Subsidiary owned by a Credit Party in favor of the Collateral Agent, for the benefit of the Lenders (and affiliates of Lenders as to certain obligations under Hedging Agreements), the Noteholders and the Permitted Holders, together in each case with undated stock transfer powers executed in blank and UCC financing statements requested by the Agent.

         (c) Release of Stock Pledge. (i) If any Person which is a Collateral Foreign Subsidiary no longer qualifies as a Material Subsidiary, or
         (ii) if any Person which is a Collateral Foreign Subsidiary no longer is directly owned by a Credit Party, then, within 45 days of notice thereof by the Borrower, the Lenders shall terminate the pledge of the Voting Stock of such Person and return such Voting Stock to the Borrower; provided, however, that after giving effect to such release or return, the Borrower and its Subsidiaries shall be in compliance with the foregoing provisions of this Section 7.11.


                                    SECTION 8
                               NEGATIVE COVENANTS

         Each Credit Party covenants and agrees that on the date hereof, and so long as this Credit Agreement is in effect and until the Commitments have been terminated, no Revolving Obligations remain outstanding and all amounts owing hereunder or in connection herewith have been paid in full, neither the Borrower nor any of its Subsidiaries shall:

             8.1  Indebtedness.
                  ------------

         Contract, create, incur, assume or permit to exist any Indebtedness, except:

(a) Indebtedness arising or existing under this Credit Agreement and the other Credit Documents;
         (b) Indebtedness set forth in Schedule 8.1, and renewals, refinancings and extensions thereof on terms and conditions no less favorable to the Borrower than for such existing Indebtedness;

         (c) Capital Lease Obligations and other Indebtedness (including TROLS) incurred, in each case, to provide all or a portion of the purchase price or costs of construction of an asset, provided that (i) such Indebtedness when incurred shall not exceed the purchase price or cost of construction of such asset, (ii) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing and (iii) the total amount of all such Indebtedness shall not exceed an amount equal to or greater than 5% of the total assets of the Borrower and its Subsidiaries on a consolidated basis (based on the Borrower's most recent annual or quarterly financial statements delivered pursuant to terms of Section 7.1) at any time outstanding;

         (d) Indebtedness and obligations owing under interest rate protection agreements relating to the Revolving Obligations hereunder and under interest rate, commodities and foreign currency exchange protection agreements entered into in the ordinary course of business to manage existing or anticipated risks and not for speculative purposes;

         (e) Indebtedness assumed in connection with a Permitted Acquisition (so long as such Indebtedness (i) has been fully disbursed by the lender and cannot be reborrowed following repayment and (ii) was not incurred in anticipation of or in connection with the respective acquisition);

         (f) other unsecured Indebtedness of the Borrower and its Subsidiaries in an amount not to exceed $25,000,000 in the aggregate at any one time; provided that such unsecured Indebtedness of the Foreign Subsidiaries of the Borrower shall not exceed $15,000,000 in the aggregate at any one time;

         (g) (i) Indebtedness of the Borrower arising under the Note Purchase Agreement and the notes related thereto (and renewals, refinancings and extensions thereof on terms and conditions no less favorable to the Borrower than such existing Indebtedness evidenced by the Note Purchase Agreement) in an aggregate principal amount not to exceed $75,000,000 at any one time and (ii) all Guaranty Obligations of the Guarantors with respect to such Indebtedness referenced in subsection (g)(i) above arising under the Note Purchase Agreement;

         (h) (i) Permitted Senior Indebtedness of the Borrower and the notes related thereto (and renewals, refinancings and extensions thereof on terms and conditions no less favorable to the Borrower than such existing Permitted Senior Indebtedness) in an aggregate principal amount not to exceed $50,000,000 at any one time and (ii) all Guaranty Obligations of the Guarantors with respect to such Permitted Senior Indebtedness; provided that any revolving Permitted Senior Indebtedness may be replaced by term Senior Indebtedness having terms substantially similar to the terms of the Note Purchase Agreement (except that the maturity thereof may extend beyond the maturity of the Indebtedness under the Note Purchase Agreement and the interest rate thereunder may be based on market rates at the time of the execution and delivery thereof);

         (i) Indebtedness of Starber Fritz under a revolving credit facility extended by National Bank of Canada in an amount not to exceed 40,000,000 Canadian dollars; provided that such Indebtedness shall not be Indebtedness or a Guaranty Obligation of the Borrower or any of its Subsidiaries other than Starber Fritz; and

(j)  intercompany  Indebtedness  arising out of loans and advances  permitted by
     Section 8.5.
8.2           Liens.
              -----

         Contract, create, incur, assume or permit to exist any Lien with respect to any of their respective property or assets of any kind (whether real or personal, tangible or intangible), whether now owned or hereafter acquired, except for Permitted Liens.

             8.3  Nature of Business.
                  ------------------

         Alter the character of their business in any material respect from that conducted as of the date hereof or engage in any business other than the business conducted as of the date hereof.

8.4      Consolidation, Merger, Sale of Assets.
         -------------------------------------

          (a) Dissolve, liquidate or wind up their affairs or enter into any transaction of merger or consolidation; provided, however, that (i) the Borrower may merge or consolidate with any Person so long as (A) the Borrower shall be the continuing or surviving corporation, (B) such merger or consolidation is not conducted in order to circumvent compliance with the Credit Documents, (C) (1) no Default or Event of Default shall exist and (2) no Default or Event of Default shall occur after giving effect to such merger or consolidation and (D) to the extent such merger or consolidation is with a Person other than a Subsidiary of the Borrower, such Person is in the same line of business as the Borrower and its Subsidiaries, (ii) any Foreign Subsidiary of the Borrower may be merged or consolidated with or into any other Foreign Subsidiary of the Borrower; provided that after giving effect to any such merger or consolidation the Borrower and its Subsidiaries shall be in compliance with Section 7.11 and (iii) any Foreign Subsidiary of the Borrower (other than a Material Subsidiary) may dissolve, liquidate or wind-up its affairs at any time; provided that after giving effect to any such dissolution, liquidation or wind-up the Borrower and its Subsidiaries shall be in compliance with
          Section 7.11.

         (b)  Sell,  lease,  transfer  or  otherwise  dispose  of  any  Property
         (including accounts and notes receivable, with or without recourse) other than (i) the sale of inventory in the ordinary course of business for fair consideration, (ii) the sale or disposition of machinery and equipment no longer used or useful in the conduct of such Person's business, (iii) other sales of assets during any fiscal year having an aggregate fair market value of less than $5,000,000 and (iv) any transfer or disposition of Property permitted by Section 8.4(a)(ii) or
         Section 8.4(a)(iii).

            8.5               Advances, Investments and Loans.
                              -------------------------------

         Lend money or extend credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, or otherwise make an Investment in any Person, except for Permitted Investments.

8.6                 Restricted Payments.
                    -------------------

         Directly or indirectly,  (a) declare or make any Restricted  Payment or
(b) make any prepayment, redemption, defeasance or acquisition for value of (including by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), or refund, refinance or exchange of any Indebtedness (including any Permitted Senior Indebtedness and any Indebtedness arising under the Note Purchase Agreement); provided that

         (I) the Borrower or any of its Subsidiaries may (A) declare or make any Restricted Payment so long as no Default or Event of Default exists and is continuing or would occur after giving effect thereto, (B) prepay any Indebtedness (including any Senior Permitted Indebtedness and Indebtedness arising under the Note Purchase Agreement) in such amounts as the Borrower or any Subsidiary may choose in its sole discretion so long as no Default or Event of Default exists and is continuing or would occur after giving effect thereto, provided, further that the aggregate amount expended by the Borrower and its Subsidiaries pursuant to this subclause (I) during any fiscal year shall not exceed 50% of Net Income for the fiscal year immediately preceding such fiscal year;

         (II) the Borrower may prepay the Indebtedness arising under the Note Purchase Agreement so long as (A) immediately after giving effect to such prepayment of Indebtedness, the Revolving Obligations (other than the LOC Obligations) outstanding shall not exceed zero, (B) the Revolving Obligations (other than the LOC Obligations) outstanding shall not exceed zero for at least one Business Day following any such prepayment of Indebtedness and (C) no Default or Event of Default exists and is continuing or would occur after giving effect to any such prepayment;

         (III) the Borrower may apply the proceeds received pursuant to an incurrence of Indebtedness permitted by Section 8.1(f) hereof to prepay the Indebtedness arising under the Note Purchase Agreement so long as no Default or Event of Default exists and is continuing or would occur after giving effect to any such prepayment;

         (IV) the Borrower may apply the proceeds received pursuant to an incurrence of Indebtedness permitted by Section 8.1(g) or 8.1(h) hereof to refinance the Indebtedness arising under the Note Purchase Agreement or Permitted Senior Indebtedness, respectively, so long as no Default or Event of Default exists and is continuing or would occur after giving effect to any such refinancing; and

         (V) the foregoing clause (b) shall in no event be construed to prohibit or otherwise restrict any payment of the Indebtedness arising under the Note Purchase Agreement or Permitted Senior Indebtedness upon the scheduled maturity or acceleration of the Indebtedness thereunder or in connection with any application of proceeds of Collateral pursuant to the Intercreditor Agreement.

             8.7  Transactions with Affiliates.
                  ----------------------------

         Except for limited non-arm's length transactions with Affiliates that are negotiated in good faith and do not provide for payments, the incurrence of obligations or the transfer of assets by the Borrower or any of its Subsidiaries in an amount exceeding $5,000,000 in the aggregate during the term of this Credit Agreement, enter into or permit to exist any transaction or series of transactions, whether or not in the ordinary course of business, with any officer, director, shareholder, Subsidiary or Affiliate other than (i) customary fees and expenses paid to directors and (ii) where such transactions are on terms and conditions substantially as favorable as would be obtainable in a comparable arm's-length transaction with a Person other than an officer, director, shareholder, Subsidiary or Affiliate.

             8.8  Fiscal Year.
                  -----------

         Change its fiscal year.

            8.9   Limitation on Restrictions.
                  --------------------------

         Create or permit to exist any restriction of any kind on the ability of any Subsidiary to (i) pay dividends or make any other distributions to any Credit Party, (ii) pay Indebtedness owed to any Credit Party, (iii) make loans or advances to any Credit Party or (iv) transfer any of its properties or assets to any Credit Party except for (A) with respect to clause (iv) above, any restriction with respect to any asset subject to a purchase money security interest securing Indebtedness permitted by Section 8.1(c) and (B) (in respect of any of the matters referred to in clauses (i) through (iv) above) such restrictions existing under or by reason of (I) this Credit Agreement and the other Credit Documents or (II) the Note Purchase Agreement as in effect as of the date hereof, or (III) documents relating to Permitted Senior Indebtedness.

8.10          Sale Leasebacks.
              ---------------

         Except for any Capital Lease permitted by Section 8.1(c), directly or indirectly, become or remain liable as lessee or as guarantor or other surety with respect to any lease, whether an Operating Lease or a Capital Lease, of any Property (whether real or personal or mixed), whether now owned or hereafter acquired, (i) which such Person has sold or transferred or is to sell or transfer to any other Person other than the Borrower or (ii) which such Person intends to use for substantially the same purpose as any other Property which has been sold or is to be sold or transferred by such Person to any other Person in connection with such lease.

8.11          No Further Negative Pledges.
              ---------------------------

         Except (a) pursuant to this Credit Agreement and the other Credit Documents, (b) pursuant to Section 10.5 of the Note Purchase Agreement as in effect as of the date hereof, (c) pursuant to documents relating to Permitted Senior Indebtedness and (d) with respect to prohibitions against other encumbrances on specific Property encumbered to secure payment of particular Indebtedness (which Indebtedness relates solely to such specific Property, and improvements and accretions thereto, and is otherwise permitted hereby), enter into, assume or become subject to any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for such obligation if security is given for some other obligation.

            8.12           Capital Expenditures.
                           --------------------

         Make or incur Capital Expenditures in any fiscal year of more than $35,000,000, provided that the excess of such amount over actual Capital Expenditures for any fiscal year (without taking into consideration any prior carryover amounts) may be carried over to the immediately subsequent fiscal year.

8.13              Infringement of Property Rights.
                  -------------------------------

         The Borrower shall not, and shall not permit any Subsidiary to, violate any licenses, patents, patent applications, copyrights, trademarks, tradenames or any other property rights of any Person.


                                    SECTION 9
                                EVENTS OF DEFAULT

              9.1 Events of Default.
                  -----------------

         An Event of Default shall exist upon the occurrence of any of the following specified events (each an "Event of Default"):

         (a)   Payment.  The Borrower shall

(1) default in the payment when due of any principal of any of the Loans or of any reimbursement obligations arising from drawings under Letters of Credit, or
                  (2) default, and such defaults shall continue for three or more Business Days, in the payment when due of any interest on the Loans or on any reimbursement obligations arising from drawings under Letters of Credit, or of any Fees or other amounts owing hereunder, under any of the other Credit Documents or in connection herewith or therewith;

         (b) Representations. Any representation, warranty or statement of the Borrower or any Subsidiary made or deemed to be made herein, in any of the other Credit Documents, or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove untrue in any material respect on the date as of which it was deemed to have been made;

(c)          Covenants.  The Borrower shall
             ---------

                  (1) default in the due performance or observance of any term, covenant or agreement contained in Section 7.2, 7.3(a), 7.9,
                  7.10 or 8.1 through 8.13, inclusive, or

                  (2) default in the due performance or observance of any term, covenant or agreement (other than those referred to in subsections (a), (b) or (c)(i) of this Section 9.1) contained in this Credit Agreement and such default shall continue unremedied for a period of at least 30 days after the earlier of a Responsible Officer of the Borrower becoming aware of such default or notice thereof by the Agent;

         (d) Other Credit Documents. (i) Any Credit Party shall default in the due performance or observance of any term, covenant or agreement in any of the other Credit Documents (subject to applicable grace or cure periods, if any), (ii) any Credit Document shall fail to be in full force and effect or to give the Agent and/or the Lenders any material part of the Liens, rights, powers and privileges purported to be created thereby, or (iii) any Credit Party or any other Person acting by, through or on behalf of any Credit Party shall, directly or indirectly, contest in any manner the effectiveness, validity, binding nature or enforceability of any Credit Document, or any Lien granted thereunder;

(e) Bankruptcy, etc. Any Bankruptcy Event shall occur with respect to the Borrower or any of its -----------------
         Subsidiaries;

         (f)  Defaults under Other Agreements.
            ---------------------------------

                  (1) The Borrower or any of its Subsidiaries shall default in the performance or observance (beyond the applicable grace period with respect thereto, if any) of any material obligation or condition of any contract or lease material to the Borrower and its Subsidiaries, taken as a whole; or

                  (2) With respect to Indebtedness (other than Indebtedness outstanding under this Credit Agreement) of the Borrower or any of its Subsidiaries in an aggregate amount in excess of $250,000, (A) (1) the Borrower or any of its Subsidiaries shall default in any payment (beyond the applicable grace period with respect thereto, if any) with respect to any such Indebtedness, or (2) the occurrence and continuance of a default in the observance or performance of any other obligation relating to such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event or condition shall occur or exist, the effect of which default or other event or condition is to cause, or permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holders) to cause (after the giving of notice or lapse of time if required), any such Indebtedness to become due prior to its stated maturity; or (B) any such Indebtedness shall be declared due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof;

(g) Judgments. One or more judgments or decrees shall be entered against one or more of the Borrower or any of its Subsidiaries involving a liability of $7,000,000 or more in the aggregate (to the extent not (i) paid or (ii) fully covered by insurance provided by a carrier who has acknowledged coverage and has the ability to perform) and any such judgments or decrees shall not have been vacated, discharged or stayed or bonded pending appeal within 30 days from the entry thereof;

(h) ERISA. Any of the following events or conditions, if such event or condition could reasonably be --------------- expected to have a Material Adverse Effect: (1) any "accumulated funding deficiency," as such term is defined in Section 302 of ERISA and Section 412 of the Code, whether or not waived, shall exist with respect to any Plan, or any lien shall arise on the assets of the Borrower or any of its Subsidiaries or any ERISA Affiliate in favor of the PBGC or a Plan; (2) an ERISA Event shall occur with respect to a Single Employer Plan, which is, in the reasonable opinion of the Agent, likely to result in the termination of such Plan for purposes of Title IV of ERISA; (3) an ERISA Event shall occur with respect to a Multiemployer Plan or Multiple Employer Plan, which is, in the reasonable opinion of the Agent, likely to result in (i) the termination of such Plan for purposes of Title IV of ERISA, or (ii) the Borrower or any of its Subsidiaries or any ERISA Affiliate incurring any liability in connection with a withdrawal from, reorganization of (within the meaning of Section 4241 of ERISA), or insolvency of (within the meaning of Section 4245 of ERISA) such Plan; or (4) any prohibited transaction (within the meaning of
     Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility shall occur which may subject the Borrower or any of its Subsidiaries or any ERISA Affiliate to any liability under Sections 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which the Borrower or any of its Subsidiaries or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability; (i) Note Purchase Agreement. There shall occur a default or an Event of Default (as defined in the Note -------------------------------- Purchase Agreement) under the Note
     Purchase Agreement; (j) Synthetic Lease Documents. There shall occur an Event of Default (as defined in the Participation ---------------------------------- Agreement) under the Participation
     Agreement;  (k) Permitted Senior Indebtedness.  There shall occur a default
     under       any        agreement        governing       or       evidencing
     -------------------------------------- Permitted Senior Indebtedness; or
(l)      Ownership.  There shall occur a Change of Control.
------------------

             9.2         Acceleration; Remedies.
                         ----------------------

         Upon the occurrence of an Event of Default, and at any time thereafter so long as an Event of Default is continuing, the Agent shall, upon the request and direction of the Required Lenders, by written notice to the Borrower take any of the following actions:

                  (1) Termination of Commitments. Declare the Commitments terminated whereupon the
                                    --------------------------
                  Commitments shall be immediately terminated.

(2) Acceleration. Declare the unpaid principal of and any accrued interest in respect of all Loans, any reimbursement obligations arising from drawings under Letters of Credit and any and all other indebtedness or obligations of any and every kind owing by the Borrower to the Agent and/or any of the Lenders hereunder to be due whereupon the same shall be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

(3) Cash Collateral. Direct the Borrower to pay (and the Borrower agrees that upon receipt of such notice, or upon the occurrence of an Event of Default under
                           Section 9.1(e), it will immediately pay) to the Agent additional cash, to be held by the Agent, for the benefit of the Lenders, in a cash collateral account as additional security for the LOC Obligations in respect of subsequent drawings under all then outstanding Letters of Credit in an amount equal to the maximum aggregate amount which may be drawn under all Letters of Credit then outstanding.

(4) Enforcement of Rights. Enforce any and all rights and interests created and existing
                           ---------------------
                           under the Credit Documents and all rights of set-off.

Notwithstanding the foregoing, if an Event of Default specified in Section 9.1(e) shall occur, then the Commitments shall automatically terminate and all Loans, all reimbursement obligations arising from drawings under Letters of Credit, all accrued interest in respect thereof, all accrued and unpaid Fees and other indebtedness or obligations owing to the Agent and/or any of the Lenders hereunder automatically shall immediately become due and payable without presentment, demand, protest or the giving of any notice or other action by the Agent or the Lenders, all of which are hereby waived by the Borrower.

                                   SECTION 10
                                AGENCY PROVISIONS

         1       Appointment.
                 ------------

         (a) Each Lender hereby designates and appoints Bank of America as agent (in such capacity, the "Agent") of such Lender to act as specified herein and the other Credit Documents, and each such Lender hereby authorizes the Agent as the Agent for such Lender, to take such action on its behalf under the provisions of this Credit Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated by the terms hereof and of the other Credit Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere herein and in the other Credit Documents, the Agent shall not have any duties or responsibilities, except those expressly set forth herein and therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Credit Agreement or any of the other Credit Documents, or shall otherwise exist against the Agent. The provisions of this Section are solely for the benefit of the Agent and the Lenders and none of the Credit Parties shall have any rights as a third party beneficiary of the provisions hereof. In performing its functions and duties under this Credit Agreement and the other Credit Documents, the Agent shall act solely as Agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation or relationship of agency or trust with or for the Borrower or any of its Affiliates.

         (b) Each Lender hereby consents to and approves the terms of the Intercreditor Agreement, a copy of which is attached hereto as Exhibit
         G. By execution hereof, the Lenders acknowledge the terms of the Intercreditor Agreement and agree to be bound by the terms thereof and further authorize and direct the Agent to enter into the Intercreditor Agreement on behalf of all the Lenders.

10.2     Delegation of Duties.
-----------------------------

         The Agent may execute any of its duties hereunder or under the other Credit Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

            10.3  Exculpatory Provisions.
                  ----------------------

         The Agent and its officers, directors, employees, agents, attorneys-in-fact or affiliates shall not be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection herewith or in connection with any of the other Credit Documents (except for its or such Person's own gross negligence or willful misconduct), or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any of the Credit Parties contained herein or in any of the other Credit Documents or in any certificate, report, document, financial statement or other written or oral statement referred to or provided for in, or received by the Agent under or in connection herewith or in connection with the other Credit Documents, or enforceability or sufficiency therefor of any of the other Credit Documents, or for any failure of the Borrower to perform its obligations hereunder or thereunder. The Agent shall not be responsible to any Lender for the effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Credit Agreement, or any of the other Credit Documents or for any representations, warranties, recitals or statements made herein or therein or made by the Borrower in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents in connection herewith or therewith furnished or made by the Agent to the Lenders or by or on behalf of the Borrower to the Agent or any Lender or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein or as to the use of the proceeds of the Loans or the use of the Letters of Credit or of the existence or possible existence of any Default or Event of Default or to inspect the properties, books or records of the Borrower or its Affiliates.

             10.4     Reliance on Communications.
                      --------------------------

         The Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to the Borrower, independent accountants and other experts selected by the Agent with reasonable care). The Agent may deem and treat the Lenders as the owner of their respective interests hereunder for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Agent in accordance with Section 11.3(b) hereof. The Agent shall be fully justified in failing or refusing to take any action under this Credit Agreement or under any of the other Credit Documents unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or under any of the other Credit Documents in accordance with a request of the Required Lenders (or to the extent specifically provided in Section 11.6, all the Lenders) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders (including their successors and assigns).

10.5     Notice of Default.
--------------------------

         The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Agent has received notice from a Lender or the Borrower referring to the Credit Document, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that the Agent receives such a notice, the Agent shall give prompt notice thereof to the Lenders. The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders.

            10.6           Non-Reliance on Agent and Other Lenders.
                           ---------------------------------------

         Each Lender expressly acknowledges that each of the Agent and its officers, directors, employees, agents, attorneys-in-fact or affiliates has not made any representations or warranties to it and that no act by the Agent or any affiliate thereof hereinafter taken, including any review of the affairs of the Borrower or any of its Affiliates, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Borrower or its Affiliates and made its own decision to make its Loans hereunder and enter into this Credit Agreement. Each Lender also represents that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Credit Agreement, and to make such investigation as it deems necessary to inform itself as to the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Borrower and its Affiliates. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, assets, property, financial or other conditions, prospects or creditworthiness of the Borrower or its respective Affiliates which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

          10.7    Indemnification.
                  ---------------

         The Lenders agree to indemnify the Agent in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Commitments (or if the Commitments have expired or been terminated, in accordance with the respective principal amounts of outstanding Loans and Participation Interests of the Lenders), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including at any time following the final payment of all of the obligations of the Borrower hereunder and under the other Credit Documents) be imposed on, incurred by or asserted against the Agent in its capacity as such in any way relating to or arising out of this Credit Agreement or the other Credit Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of the Agent. If any indemnity furnished to the Agent for any purpose shall, in the opinion of the Agent, be insufficient or become impaired, the Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished. The agreements in this Section shall survive the repayment of the Loans, LOC Obligations and other obligations under the Credit Documents and the termination of the Commitments hereunder.

             10.8 Agent in its Individual Capacity.
                  --------------------------------

         The Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower, its Subsidiaries or their respective Affiliates as though the Agent were not the Agent hereunder. With respect to the Loans made by and all obligations of the Borrower hereunder and under the other Credit Documents, the Agent shall have the same rights and powers under this Credit Agreement as any Lender and may exercise the same as though it were not the Agent, and the terms "Lender" and "Lenders" shall include the Agent in its individual capacity.

            10.9  Successor Agent.
                  ---------------

         The Agent may, at any time, resign upon twenty days' written notice to the Borrower and the Lenders. Upon any such resignation, the Required Lenders, with the prior written consent of the Borrower (provided that no consent of the Borrower shall be required during the existence and continuance of an Event of Default) which consent shall not be unreasonably withheld or delayed, shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the notice of resignation, then the retiring Agent shall select a successor Agent provided such successor is a Lender hereunder or a commercial bank organized under the laws of the United States of America or of any State thereof and has a combined capital and surplus of at least $400,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations as Agent, as appropriate, under this Credit Agreement and the other Credit Documents and the provisions of this Section 10.9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Credit Agreement.


                                   SECTION 11
                                  MISCELLANEOUS

                  11.1     Notices.
                           -------

         Except as otherwise expressly provided herein, all notices and other communications shall have been duly given and shall be effective (i) when delivered, (ii) when transmitted via facsimile with receipt confirmed, to the number set out below, (iii) the Business Day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service (marked for next day delivery), or (iv) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective parties at the address, in the case of the Borrower and the Agent, set forth below, and, in the case of the Lenders, set forth on
Schedule 11.1, or at such other address as such party may specify by written notice to the other parties hereto:

                  if to the Borrower:

                           FRITZ COMPANIES, INC.
                           706 Mission Street
                           San Francisco, California  94103
                           Attn: Ron Dutt
                                    Executive Vice President and
                                    Chief Financial Officer
                           Telephone:  (415) 538-0700
                           Facsimile:   (415) 904-8772

                  with a copy to:

                           FRITZ COMPANIES, INC.
                           706 Mission Street
                           San Francisco, California  94103
                           Attn:  Jan Raymond
                                    General Counsel
                           Telephone:  (415) 538-0420
                           Facsimile:   (415) 904-8326

                  if to the Agent:

                           BANK OF AMERICA, N.A.
                           231 South LaSalle Street
                           Chicago, Illinois  60697
                           Attn:  Mary Therese Carlson
                           Telephone:  (312) 828-7968
                           Facsimile:   (312) 974-8811

                     11.2        Right of Set-Off.
                                 ----------------

         In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default, each Lender is authorized at any time and from time to time, without presentment, demand, protest or other notice of any kind (all of which rights being hereby expressly waived), to set-off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Lender (including branches, agencies or Affiliates of such Lender wherever located) to or for the credit or the account of the Borrower against obligations and liabilities of such Person to such Lender hereunder, under the Notes, the other Credit Documents or otherwise, irrespective of whether such Lender shall have made any demand hereunder and although such obligations, liabilities or claims, or any of them, may be contingent or unmatured, and any such set-off shall be deemed to have been made immediately upon the occurrence of an Event of Default even though such charge is made or entered on the books of such Lender subsequent thereto. Any Person purchasing a participation in the Loans and Commitments hereunder pursuant to Section 3.13 or Section 11.3(d) may exercise all rights of set-off with respect to its participation interest as fully as if such Person were a Lender hereunder.

11.3           Benefit of Agreement; Assignments.
               ---------------------------------

         (a) This Credit Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that none of the Credit Parties may assign or transfer any of its interests and obligations without prior written consent of the Lenders; and provided further that the rights of each Lender to transfer, assign or grant participations in its rights and/or obligations hereunder shall be limited as set forth in this
         Section 11.3.

         (b) Each Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Credit Agreement (including all or a portion of its Loans, its Notes, and its Commitment); provided, however, that

                  (1) each such assignment shall be to an Eligible Assignee;

                  (2) except in the case of an assignment to another Lender or an assignment of all of a Lender's rights and obligations under this Credit Agreement, any such partial assignment shall be in an amount at least equal to $5,000,000 or an integral multiple of $1,000,000 in excess thereof;

(3) each such assignment by a Lender shall be of a constant, and not varying, percentage of all of its rights and obligations under this Credit Agreement and the Notes; and
                  (4) the parties to such assignment shall execute and deliver to the Agent for its acceptance an Assignment and Acceptance in the form of Exhibit H hereto, together with any Note subject to such assignment and a processing fee of $3,500.

Upon execution, delivery, and acceptance of such Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of such assignment, have the obligations, rights, and benefits of a Lender hereunder and the assigning Lender shall, to the extent of such assignment, relinquish its rights and be released from its obligations under this Credit Agreement. Upon the consummation of any assignment pursuant to this Section 11.3(b), the assignor, the Agent and the Borrower shall make appropriate arrangements so that, if required, new Notes are issued to the assignor and the assignee. If the assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Borrower and the Agent certification as to exemption from deduction or withholding of Taxes in accordance with Section 3.11.

(c)           The Agent shall  maintain  at its  address  referred to in Section
              11.1 a copy of each Assignment and Acceptance delivered to and accepted by it.

         (d) Upon its receipt of an Assignment and Acceptance executed by the parties thereto, together with any Note subject to such assignment and payment of the processing fee, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit H hereto, (i) accept such Assignment and Acceptance and (ii) give prompt notice thereof to the parties thereto.

         (e) Each Lender may sell participations to one or more Persons in all or a portion of its rights, obligations or rights and obligations under this Credit Agreement (including all or a portion of its Commitment or its Loans); provided, however, that (i) such Lender's obligations under this Credit Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participant shall be entitled to the benefit of the yield protection provisions contained herein and the right of set-off contained in Section 11.2, and (iv) the Borrower shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Credit Agreement, and such Lender shall retain the sole right to enforce the obligations of the Borrower relating to its Loans and its Notes and to approve any amendment, modification, or waiver of any provision of this Credit Agreement (other than amendments, modifications, or waivers decreasing the amount of principal of or the rate at which interest is payable on such Loans or Notes, extending any scheduled principal payment date or date fixed for the payment of interest on such Loans or Notes, extending its Commitment or releasing all or substantially all of the Guarantors from the Guaranty Obligations hereunder or all or substantially all of the Collateral).

(f) Notwithstanding any other provision set forth in this Credit Agreement, any Lender may at any time assign and pledge all or any portion of its Loans and its Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Lender from its obligations hereunder.

(g) Any Lender may furnish any information concerning the Borrower or any of its Subsidiaries in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants), subject to the provisions of Section 11.14 hereof.

             11.4 No Waiver; Remedies Cumulative.
                  ------------------------------

         No failure or delay on the part of the Agent or any Lender in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Agent or any Lender and the Borrower shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies provided herein are cumulative and not exclusive of any rights or remedies which the Agent or any Lender would otherwise have. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Agent or the Lenders to any other or further action in any circumstances without notice or demand.

             11.5 Payment of Expenses, etc.
                  ------------------------

         The Borrower agrees to: (i) pay all reasonable out-of-pocket costs and expenses (A) of the Agent and the Lead Arranger in connection with the negotiation, preparation, execution and delivery and administration of this Credit Agreement and the other Credit Documents and the documents and instruments referred to therein (including the reasonable fees and expenses of counsel to the Agent), and any amendment, waiver or consent relating hereto and thereto including any such amendments, waivers or consents resulting from or
related  to  any  work-out,   renegotiation  or  restructure   relating  to  the
performance by the Borrower under this Credit Agreement and (B) of the Agent, the Lead Arranger and the Lenders in connection with enforcement of the Credit Documents and the documents and instruments referred to therein (including in connection with any such enforcement, the reasonable fees and disbursements of counsel for the Agent, the Lead Arranger and each of the Lenders); (ii) pay and hold each of the Lenders harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters and save each of the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Lender) to pay such taxes; and (iii) indemnify the Agent, the Lead Arranger, each Lender and their respective officers, directors, employees, representatives from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of (A) any investigation, litigation or other proceeding (whether or not any Lender is a party thereto) related to the entering into and/or performance of any Credit Document or the use of proceeds of any Loans (including other extensions of credit) hereunder or the consummation of any other transactions contemplated in any Credit Document, including the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding or (B) the presence or Release of any Materials of Environmental Concern at, under or from any Property owned, operated or leased by the Borrower or any of its Subsidiaries, or the failure by the Borrower or any of its Subsidiaries to comply with any Environmental Law (but excluding, in the case of either of clause (A) or (B) above, any such losses, liabilities, claims, damages or expenses to the extent incurred by reason of gross negligence or willful misconduct on the part of the Person to be indemnified).

11.6         Amendments, Waivers and Consents.
             --------------------------------

         Neither this Credit Agreement nor any of the other Credit Documents, nor any of the terms hereof or thereof may be amended, changed, waived, discharged or terminated unless such amendment, change, waiver, discharge or termination is in writing entered into by, or approved in writing by, the Required Lenders and the Borrower, provided, however that:

         (a) no such amendment, change, waiver, discharge or termination shall, without the consent of each Lender directly affected thereby, (i) reduce the rate or extend the time of payment of interest (other than as a result of waiving the applicability of any post-default increase in interest rates) on any Loan or fees hereunder, (ii) extend (A) the Commitments of the Lenders, (B) the final maturity of any Loan, or any portion thereof, or (C) the time of payment of any reimbursement obligation, or any portion thereof, arising from drawings under Letters of Credit, (iii) reduce the principal amount on any Loan, (iv) increase the Commitments of the Lenders over the amount thereof in effect (it being understood and agreed that a waiver of any Default or Event of Default or of a mandatory reduction in the total commitments shall not constitute a change in the terms of any Commitment of any Lender), (v) release all or substantially all of the Collateral, (vi) release all or substantially all of the Guarantors from the Guaranty Obligations hereunder, (vii) amend, modify or waive any provision of this Section
         11.6 or Section 3.4(c),  3.6, 3.10,  3.11, 3.12,  3.13,  9.1(a),  11.2,
         11.3, 11.5 or 11.9, (viii) reduce any percentage specified in, or otherwise modify, the definition of "Required Lenders," or (ix) consent to the assignment or transfer by the Borrower of any of its rights and obligations under (or in respect of) the Credit Documents to which it is a party; and

         (b) no provision of Section 2.2 may be amended without the consent of the Issuing Lender, no provision of Section 2.4 may be amended without the consent of the Swingline Lender and no provision of Section 10 may be amended without the consent of the Agent.

             11.7          Counterparts.
                           ------------

         This Credit Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Credit Agreement to produce or account for more than one such counterpart.

        11.8      Headings.
                  --------

         The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Credit Agreement.

         11.9        Survival.
                     --------

         All indemnities set forth herein, including in Section 2.2(h), 3.9, 3.11, 7.9, 10.7 or 11.5 shall survive the execution and delivery of this Credit Agreement, the making of the Loans, the issuance of the Letters of Credit, the repayment of the Loans, LOC Obligations and other obligations under the Credit Documents and the termination of the Commitments hereunder, and all representations and warranties made by the Borrower herein shall survive delivery of the Notes and the making of the Loans hereunder.

11.10           Governing Law; Submission to Jurisdiction; Venue.
                ------------------------------------------------

(a) THIS CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS. Any legal action or proceeding with respect to this Credit Agreement or any other Credit Document may be brought in the courts of the State of Illinois, or of the United States for the Northern District of Illinois, and, by execution and delivery of this Credit Agreement, the Borrower hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the nonexclusive jurisdiction of such courts. The Borrower further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address set out for notices pursuant to
     Section 11.1, such service to become effective three Business Days after such mailing. Nothing herein shall affect the right of the Agent to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against the Borrower in any other jurisdiction.
(b) The Borrower hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Credit Agreement or any other Credit Document brought in the courts referred to in subsection (a) hereof and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

         (c) TO THE EXTENT PERMITTED BY LAW, EACH OF THE AGENT, THE LENDERS AND THE BORROWER HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS CREDIT AGREEMENT, ANY OF THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY.

             11.11        Severability.
                          ------------

         If any provision of any of the Credit Documents is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

         11.12    Entirety.
                  --------

         This Credit Agreement together with the other Credit Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Credit Documents or the transactions contemplated herein and therein.

              11.13        Binding Effect; Termination.
                           ---------------------------

         ( a) This Credit Agreement shall become effective on the Effective Date and thereafter this Credit Agreement shall be binding upon and inure to the benefit of the Borrower, the Agent and each Lender and their respective successors and assigns.

         (b) The term of this Credit Agreement shall extend until no Loans, LOC Obligations or any other amounts payable hereunder or under any of the other Credit Documents shall remain outstanding and until all of the Commitments hereunder shall have expired or been terminated.

11.14           Confidentiality.
                ---------------

         The Agent, the Lead Arranger and each Lender (each, a "Lending Party") agrees to keep confidential any information furnished or made available to it by the Borrower pursuant to this Credit Agreement that is marked confidential; provided that nothing herein shall prevent any Lending Party from disclosing such information (a) to any other Lending Party or any affiliate of any Lending Party, or any officer, director, employee, agent, or advisor of any Lending Party or affiliate of any Lending Party, (b) to any other Person if reasonably incidental to the administration of the credit facility provided herein, (c) as required by any law, rule or regulation, (d) upon the order of any court or administrative agency, (e) upon the request or demand of any regulatory agency or authority, (f) that is or becomes available to the public or that is or becomes available to any Lending Party other than as a result of disclosure by any Lending Party prohibited by this Credit Agreement, (g) in connection with any litigation to which such Lending Party or any of its affiliates may be a party, (h) to the extent necessary in connection with the exercise of any remedy under this Credit Agreement or any other Credit Document, and (i) subject to provisions substantially similar to those contained in this Section, to any actual or proposed participant or assignee.

11.15           Conflict.
                --------

         To the extent that there is a conflict or inconsistency between any provision hereof, on the one hand, and any provision of any Credit Document, on the other hand, this Credit Agreement shall control.

1.16     Restatement of Existing Agreement.
         ---------------------------------

          (a) Effective on the Effective Date (i) the Existing Agreement shall be deemed to be restated in the form hereof (except such provisions thereof which by their terms survive any termination thereof (without duplicating the obligations of the Borrower under this Credit Agreement)), (ii) each "Letter of Credit" outstanding under the Existing Agreement shall be deemed to be a Letter of Credit hereunder,
          (iii) the Commitments of the Lenders shall be reallocated in accordance with the terms hereof and each Lender shall have a direct or participation share equal to its Revolving Commitment Percentage of all outstanding Extensions of Credit (including each of the Letters of Credit referred to in clause (ii) above). The Borrower, the Agent and the Lenders hereby agree that the Borrower will pay, on the Effective Date, all interest, fees and other amounts (including amounts payable pursuant to Section 3.11 of the Existing Agreement, assuming for such purpose that the loans under the Existing Agreement were prepaid rather than reallocated on the Effective Date) owed to each Lender which is a party to the Existing Agreement (each an "Existing Lender") under the Existing Agreement.

         (b) To facilitate the reallocation described in clause (a) above, on the Effective Date, (i) all revolving loans under the Existing Credit Agreement shall be deemed to be Loans hereunder, (ii) each Existing Lender shall transfer to the Agent an amount equal to the excess, if any, of such Lender's Revolving Commitment Percentage of all outstanding Loans hereunder (including any Loans requested by the Borrower on the Effective Date) over the amount of all of such Lender's loans under the Existing Agreement, (iii) each of the Lenders not party to the Existing Agreement shall transfer to the Agent an amount equal to such Lender's Revolving Commitment Percentage of all outstanding Loans hereunder (including any Loans requested by the Borrower on the Effective Date), (iv) the Agent shall apply the funds received from the Lenders pursuant to clauses (ii) and (iii), first, on behalf of the Lenders (pro rata according to the amount of the loans each is required to purchase to achieve the reallocation described in clause (a)), to purchase from each Existing Lender which has loans under the Existing Agreement in excess of such Lender's Revolving Commitment Percentage of all then-outstanding Loans hereunder (including any Loans requested by the Borrower on the Effective Date), a portion of such loans equal to such excess, second, to pay to each Existing Lender all interest, fees and other amounts (including amounts payable pursuant to Section 3.11 of the Existing Agreement, assuming for such purpose that the loans under the Existing Agreement were prepaid rather than reallocated on the Effective Date) owed to such Existing Lender under the Existing Agreement (whether or not otherwise then due) and, third, as the Borrower shall direct, and (v) the Borrower shall select new Interest Periods to apply to all Loans hereunder (or, to the extent the Borrower fails to do so, such Loans shall become Base Rate Loans).

                           [Signature Page to Follow]

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Credit Agreement to be duly executed and delivered as of the date first above written.


BORROWER:                           FRITZ COMPANIES, INC.,
                                     a Delaware corporation




                                    By: _______________________________
                                    Name:_____________________________
                                    Title:______________________________


GUARANTORS:                         FRITZ AIR FREIGHT, INC.,
                                     a Texas corporation



                                    By: _______________________________
                                    Name:_____________________________
                                    Title:______________________________


LENDERS:                            BANK OF AMERICA, N.A.,
                                     individually in its capacity as a
                                     Lender and in its capacity as Agent

                                     By: _______________________________
                                     Name:_____________________________
                                     Title:______________________________

          Signature page to Credit Agreement dated as of August 14, 2000 among Fritz Companies, Inc., as Borrower, certain subsidiaries of the Borrower, as Guarantors, the Lenders and Bank of America, N.A., as Agent.
                                      FLEET NATIONAL BANK,
                                      individually in its capacity as a Lender and in its capacity as Syndication Agent


                                      By: _______________________________
                                      Name:_____________________________
                                      Title:______________________________

          Signature page to Credit Agreement dated as of August 14, 2000 among Fritz Companies, Inc., as Borrower, certain subsidiaries of the Borrower, as Guarantors, the Lenders and Bank of America, N.A., as Agent.
                                      STANDARD CHARTERED BANK OF NEW YORK


                                      By: _______________________________
                                      Name:_____________________________
                                      Title:______________________________

          Signature page to Credit Agreement dated as of August 14, 2000 among Fritz Companies, Inc., as Borrower, certain subsidiaries of the Borrower, as Guarantors, the Lenders and Bank of America, N.A., as Agent.


                                      BANK ONE, NA (Main Office Chicago)


                                      By: _______________________________
                                      Name:_____________________________
                                      Title:______________________________

          Signature page to Credit Agreement dated as of August 14, 2000 among Fritz Companies, Inc., as Borrower, certain subsidiaries of the Borrower, as Guarantors, the Lenders and Bank of America, N.A., as Agent.

                                      MELLON BANK, N.A.


                                      By: _______________________________
                                      Name:_____________________________
                                      Title:______________________________

          Signature page to Credit Agreement dated as of August 14, 2000 among Fritz Companies, Inc., as Borrower, certain subsidiaries of the Borrower, as Guarantors, the Lenders and Bank of America, N.A., as Agent.

                                      BANK HAPOALIM


                                      By: _______________________________
                                      Name:_____________________________
                                      Title:______________________________

          Signature page to Credit Agreement dated as of August 14, 2000 among Fritz Companies, Inc., as Borrower, certain subsidiaries of the Borrower, as Guarantors, the Lenders and Bank of America, N.A., as Agent.

                                      BNP PARIBAS


                                      By: _______________________________
                                      Name:_____________________________
                                      Title:______________________________

          Signature page to Credit Agreement dated as of August 14, 2000 among Fritz Companies, Inc., as Borrower, certain subsidiaries of the Borrower, as Guarantors, the Lenders and Bank of America, N.A., as Agent.

                                      CALIFORNIA BANK & TRUST


                                      By: _______________________________
                                      Name:_____________________________
                                      Title:______________________________